Exhibit 4.5

TRANSLATION

EXTENSION AGREEMENT FOR THE EXPLOITATION CONCESSIONS

OVER THE AREAS ENTRE LOMAS, 25 DE MAYO – MEDANITO S.E and

JAGÜEL DE LOS MACHOS AND RELATED TRANSPORTATION

CONCESSIONS

In the city of Cipolletti, on November 29, 2024, the PROVINCE OF RÍO NEGRO, represented in this act by the State Secretary of Energy and Environment, ANDREA CONFINI, domiciled at Los Arrayanes and Los Sauces in the City of Cipolletti, in her capacity as ENFORCEMENT AUTHORITY of Law No. 17319, hereinafter referred to as the PROVINCE; and VISTA ENERGY ARGENTINA S.A.U., represented in this act by JUAN GAROBY in his capacity as attorney, domiciled at Hipólito Yrigoyen 558, City of Cipolletti, Río Negro, hereinafter referred to as the CONCESSIONAIRE, and jointly with the PROVINCE referred to as the PARTIES, agree to enter into this EXTENSION AGREEMENT for the Exploitation Concessions of the hydrocarbon areas:

PRELIMINARY CONSIDERATIONS:

VISTA ENERGY ARGENTINA S.A.U. is the holder of one hundred percent (100%) of the Exploitation Concessions over the hydrocarbon areas “ENTRE LOMAS”, “25 DE MAYO – MEDANITO SE” and “JAGÜEL DE LOS MACHOS”; and of the Gas Transportation Concession “ENTRE LOMAS”, and the Crude Oil Transportation Concessions “ENTRE LOMAS” and “25 DE MAYO – MEDANITO SE”.

Under Provincial Law Q No. 4818, by Decree No. 1706/14, as ratified by Law No. 5027, the Renegotiation Agreement for the area “ENTRE LOMAS” was approved; at the date of execution of the Renegotiation Agreement, the holder was Petrolera Entre Lomas S.A. In 2018, Petrolera Entre Lomas S.A changed its corporate name into Vista Oil & Gas Argentina S.A, and subsequently, in 2022, to Vista Energy Argentina S.A.U.

Also, under Provincial Law Q No. 4818, through Decree No. 1708/14 and ratified by Law No. 5027, the Renegotiation Agreement for the areas “JAGÜEL DE LOS MACHOS” and “25 DE MAYO – MEDANITO SE” was approved; at the date of execution of the Renegotiation Agreement, the holder was Petrobras Argentina S.A. After a merger process, Pampa Energía became the successor of Petrobras Energía S.A. Then, by Decree No. 806/19, the Provincial Executive Branch authorized the assignment of one hundred percent (100%) of the participating interest in the Exploitation Concessions “Jagüel de los Machos” and “25 de Mayo – Medanito SE” to Vista Oil & Gas Argentina S.A., later on called Vista Energy Argentina S.A.U.

In addition, the Hydrocarbon Transportation Concessions on the oil pipelines and Related Plants Complex of the areas “25 de Mayo – Medanito SE” and “Entre Lomas”, and on the gas pipeline and its related Gas Treatment Plant of the area “Entre Lomas” were granted by Provincial Decrees No. 1821/19, 1822/19, and 1823/19 to Vista Oil & Gas Argentina S.A.U., later on called Vista Energy Argentina S.A.U.

Under the powers mentioned in the previous paragraph, Vista Energy Argentina S.A.U. expressed its intention to extend the term of the Exploitation Concessions and of the related Transportation Concessions, making itself available to the Enforcement Authority with the purpose of setting the terms and conditions of the requested extensions.

Through Law No. 5733, the Enforcement Authority initiated the EXTENSION process, thus requiring the CONCESSIONAIRE to file certain documentation and information on the Exploitation and Transportation Concessions applicable to the EXTENSION AGREEMENT.

Accordingly, the PROVINCE authorizes the execution of the EXTENSION AGREEMENT by the ENFORCEMENT AUTHORITY, after compliance by the CONCESSIONAIRE with the above-mentioned terms and conditions.

In view of the above, the PARTIES are in a position to execute this EXTENSION AGREEMENT, which shall be subject to the following sections and the terms and conditions set forth herein.

Therefore, the PARTIES AGREE as follows:

Section 1: PURPOSE.

The purposes of this instrument is to extend (hereinafter referred to as the “EXTENSION” or the “EXTENSION AGREEMENT”) the Exploitation Concessions over the areas “ENTRE LOMAS”, “25 DE MAYO – MEDANITO SE” and “JAGÜEL DE LOS MACHOS”, and of the Gas Transportation Concession “ENTRE LOMAS”, and of the Crude Oil Transportation Concessions “ENTRE LOMAS” and “25 DE MAYO –

MEDANITO SE”, located in, and managed by, the PROVINCE and, consequently, to extend under the terms and conditions set forth in this EXTENSION AGREEMENT, the term granted by Decrees No. 1706/14 and No. 1708/14, Official Gazette No. 5315 of December 29, 2014; and Decrees No. 1821/19, 1822/19, and 1823/19, Official Gazette No. 5837 of December 30, 2019.

The EXTENSION of the term of the Exploitation Concessions and of the Transportation Concessions previously identified shall be for a ten (10) years, as from the expiration of their current term in force; in such a way that, according to Article 1 of Law No. 5733, they shall expire as follows:

1)	“ENTRE LOMAS” and related Transportation Concessions, on January 21, 2036;

2)	“25 DE MAYO – MEDANITO SE” and related Transportation Concession, on October 28, 2036;

3)	“JAGÜEL DE LOS MACHOS” on September 06, 2035.

The PROVINCE extends the term of the EXPLOITATION CONCESSION of the AREAS and its related Transportation Concessions, and the CONCESSIONAIRE accepts such EXTENSION and commits to carry out therein the hydrocarbon exploitation and supplementary exploration, transportation, and commercialization works and tasks provided in this EXTENSION AGREEMENT.

Section 2: DEFINITIONS AND INTERPRETATION.

For purposes of interpreting this EXTENSION AGREEMENT, the terms and expressions defined below shall have the scope and/or meaning set forth in this section.

Terms and expressions in the singular shall include the plural and vice versa.

2.1 EXTENSION AGREEMENT: It shall refer to this legal instrument, which sets forth the rights and obligations to be assumed by the Parties due to the EXTENSION of the EXPLOITATION CONCESSION subject matter hereof.

2.2 ANNEX: It shall refer to any supplementary documentation forming part of this AGREEMENT.

2.3 CONTRIBUTION TO THE INSTITUTIONAL DEVELOPMENT AND STRENGTHENING: It shall be the commitment assumed by the CONCESSIONAIRE to make a monetary contribution to the PROVINCE for the financing of building infrastructure works and/or operational equipment of educational, health and/or governmental institutions.

2.4 SUPPLEMENTARY PRODUCTION CONTRIBUTION: It refers to the contribution in cash and/or in kind to be made by the CONCESSIONAIRE to the PROVINCE consisting of three percent (3%) of the monthly COMPUTABLE OIL AND GAS PRODUCTION, according to Section 4.4 hereof. The SUPPLEMENTARY PRODUCTION CONTRIBUTION established in this EXTENSION AGREEMENT replaces the one in effect for the FIRST EXTENSION PERIOD.

2.5 AREA: It shall refer to the hydrocarbon areas subject matter of this EXTENSION AGREEMENT called “ENTRE LOMAS”, “25 DE MAYO – MEDANITO SE” and “JAGÜEL DE LOS MACHOS”, as defined by Decrees No. 1706/14 and 1708/14.

2.6 ENFORCEMENT AUTHORITY: It shall mean the State Secretary of Energy and Environment of the Province of Río Negro.

2.7 EXTENSION BONUS: It shall be the sum of money that the CONCESSIONAIRE shall make available to the PROVINCE, for the exploitation of the hydrocarbon resources of its property during the EXTENSION TERM of the EXPLOITATION CONCESSION, and of the related Transportation Concessions and as compensation for their exhaustion according to the provisions of Section 4.2 hereof.

2.8 CANON: It shall refer to the annual monetary payment to be made by the holder of an EXPLOITATION CONCESSION to the PROVINCE as the original holder of the HYDROCARBONS domain, pursuant to Article 58 of Law No. 17319, as amended and/or updated.

2.9 ACT OF GOD or EVENT OF FORCE MAJEURE: The definition, scope, and effects of these terms shall be those set forth in the Argentine Civil and Commercial Code in all matters not specifically regulated in this EXTENSION AGREEMENT.

2.10 GRANTOR: The Province of Río Negro, represented by the Provincial Executive Branch, pursuant to Section 98(b) of Law No. 17319, Law No. 26197, and Law No. 4296.

2.11 EXPLOITATION CONCESSION: It shall refer to the set of rights and obligations arising from Provincial Decrees No. 1706/14 and 1708/14, as well as Section III of Law No. 17319.

2.12 CONCESSIONAIRE: It shall refer to VISTA ENERGY ARGENTINA S.A.U. as holder of the EXPLOITATION CONCESSIONS and the related Transportation Concessions.

2.13 DECREE: It shall be the Administrative Act issued by the Provincial Executive Branch whereby the EXTENSION AGREEMENT is approved.

2.14 DAY: It shall refer to the 24-hour term as from 0.00 am. Unless otherwise stated, it is computed as a calendar day. In all cases where the expiration of any deadlines set forth herein occurs on a non-business DAY, such expiration shall be moved to the first BUSINESS DAY immediately following at the original time scheduled.

2.15 BUSINESS DAY: It shall be any business day for the Public Administration of the Province of Río Negro.

2.16 US DOLLAR: It shall refer to the legal currency of the United States of America.

2.17 EDHIPSA: Empresa de Desarrollo Hidrocarburífero Provincial Sociedad Anónima.

2.18 ENVIRONMENTAL IMPACT STUDY (EIA, for its acronym in Spanish): It shall refer to the document which describes in detail the characteristics of a project or activity to be carried out or its amendment, the environmental characteristics of the implementation site and area of direct influence, and the interaction between both of them. It must provide a well-founded background for the prediction, identification, and interpretation of its environmental impact and describe the step or steps to be taken to prevent, mitigate, and/or compensate its effects.

2.19 EFFECTIVE DATE OF THE EXTENSION AGREEMENT: It shall refer to the DAY after the publication in the Official Gazette of the Province of Río Negro of the special law ratifying the EXTENSION AGREEMENT.

2.20 INVESTMENT COMPLIANCE BOND: It shall be the guarantee granted by the CONCESSIONAIRE to ensure compliance with the obligations assumed under Sections 3.3 and 8.2 of ANNEX A, in the event that the remaining activity is included in the INVESTMENTS AND ACTIVITIES PLAN and/or that the transfer of investments to the subsequent period is authorized.

2.21 HYDROCARBONS: This term shall refer to the crude oil and natural gas, in any of the conditions and relations in which they are bound.

2.22 HOUR: It shall be the official time in force in the PROVINCE.

2.23 TECHNICAL INFORMATION: It means the geological, geophysical, reserves, production, and any other type of information available to the ENFORCEMENT AUTHORITY about the AREA.

2.24 The PROVINCE: The Province of Río Negro represented by the Provincial Executive Branch.

2.25 MEASUREMENT: It shall refer to the set of operations automatically performed which aim at determining the quantitative magnitudes and qualities of the hydrocarbons produced, treated, fractionated, transported, and stored in an AREA, through methods that include the use of measuring instruments.

2.26 OPERATOR: It shall be the company carrying out the exploration, assessment, and exploitation works set forth in the committed INVESTMENTS AND ACTIVITIES PLAN in the AREA, or the one that may substitute it during the term of the EXPLOITATION CONCESSION, as proposed by the CONCESSIONAIRE and accepted by the ENFORCEMENT AUTHORITY. To such effects, the company designated as OPERATOR is PETROLERA ACONCAGUA ENERGIA S.A.

2.27 FIRST EXTENSION PERIOD: It shall refer to the time period granted to the CONCESISONAIRE for ten (10) years as from the expiration of its original concession term of twenty-five (25) years; i.e., for the “ENTRE LOMAS” area, from January 22, 2016, to January 21, 2026; for the “25 DE MAYO – MEDANITO SE” area, from October 29, 2016, to October 28, 2026, and for the “JAGÜEL DE LOS MACHOS” area, from September 7, 2015, to September 6, 2025.

2.28 SECOND EXTENSION PERIOD: It shall refer to the time period granted to the CONCESSIONAIRE for ten (10) years, as from the expiration of the FIRST EXTENSION PERIOD: i.e., for the “ENTRE LOMAS” area, from January 22, 2026, until January 21, 2036; for the “25 DE MAYO – MEDANITO SE” area, from October 29, 2026, until October 28, 2036, and for the “JAGÜEL DE LOS MACHOS” area, from September 7, 2025 until September 6, 2035.

2.29 INVESTMENTS AND ACTIVITIES PLAN PERIOD: It shall be the period of time granted to the CONCESISONAIRE to carry out the INVESTMENTS AND ACTIVITIES PLAN, as from the effective date of this EXTENSION AGREEMENT until the expiration of the SECOND EXTENSION AGREEMENT PERIOD, divided into SUB-PERIODS:

2.29.1 REMAINING TERM SUB-PERIOD: It is the period of time between the EFFECTIVE DATE OF THE AGREEMENT and the expiration of the FIRST EXTENSION PERIOD.

2.29.2 EXTENSION SUB-PERIODS: It comprises the SECOND EXTENSION PERIOD, divided into five SUB-PERIODS of two (2) calendar years each.

2.30 INVESTMENTS AND ACTIVITIES PLAN: It shall mean the plan of exploitation activities and investments which the CONCESSIONARIE commits to carry out in the AREA after the granting of the SECOND EXTENSION PERIOD, aiming at developing and maximizing the reserves discovered and to be discovered through an operation rationally compatible with the economic and technically adequate exploitation of the field.

ANNEX A specifies the details of the activities and investments projected for the entire term of the EXTENSION AGREEMENT, including the REMAINING TERM SUB-PERIOD, stated in amounts and valued in US Dollars, and differentiated by SUB-PERIOD.

According to the criteria established in ANNEX A, the activities are classified as follows:

2.30.1 COMMITTED ACTIVITY: It shall refer to those tasks and investments that the CONCESSIONAIRE firmly commits to perform during the SECOND EXTENSION PERIOD.

2.30.2 CONTINGENT ACTIVITY: It shall refer to those tasks and investments which are subject to the results of the COMMITTED ACTIVITIES executed in each SUB-PERIOD. The CONTINGENT ACTIVITY’s proposal must describe in detail the connection with the COMMITTED ACTIVITY. They become a firm and enforceable commitment each time the conditions set forth in Section 5.2 of ANNEX A are satisfied.

2.30.3 REMAINING ACTIVITY: It shall refer to those tasks and investments committed by the CONCESSIONARIE for the FIRST EXTENSION AGREEMENT PERIOD, the execution of which, as of the date of this EXTENSION AGREEMENT, is still pending. As regards the last investment plan timely approved by the ENFORCEMENT AUTHORITY, the REMAINING ACTIVITY arises and must include the technical-economic grounds for its postponement. The CONCESSIONAIRE undertakes to perform the REMAINING ACTIVITY in its entirety at the expiration of the FIRST EXTENSION PERIOD.

2.31 ENVIRONMENTAL REMEDIATION PLAN: It includes, for each of the environmental liabilities identified in ANNEX B, the schedule of proceedings based on achieving the physical-chemical parameters that were found in the sites prior to contamination. The order and priority of treatment shall be justified within a period of time, which may not exceed five (5) years from its approval by the ENVIRONMENTAL ENFORCEMENT AUTHORITY.

2.32 FACILITY AND EQUIPMENT ADAPTATION AND MAINTENANCE PLAN: It is the plan of actions that the CONCESSIONAIRE undertakes to carry out in the AREA with the purpose of improving the conditions and sustaining them during the TERM OF THE AGREEMENT aiming at keeping the facilities and other assets of the area in good conditions and preservation, avoiding any deterioration due to their use, and responsibly ensuring a normal operation of all assets and facilities. The FACILITY AND EQUIPMENT ADAPTATION AND MAINTENANCE PLAN shall comply with the minimum conditions and the procedure detailed in ANNEX C.

2.33 EXTENSION TERM: It shall mean the ten (10)-year extension term of the EXPLOITATION CONCESSION and the related Transportation Concessions, as from the expiration of the term granted by Decrees No. 1706/14 and 1708/14, and ratified by Law No. 5027.

2.34 GAS PRODUCTION: It shall refer to the mixture of gaseous hydrocarbons extracted from the AREA.

2.35 OIL PRODUCTION: It shall refer to the mixture of liquid hydrocarbons at atmospheric pressure, coming from a treatment which adjusts its specifications to the Transport Condition, and that may be constituted by treated and condensed crude oil, measured in the corresponding government measurement points.

2.36 ENVIRONMENTAL MANAGEMENT PROGRAM: It is the operating plan which contemplates the actions to prevent, mitigate, control, compensate, and correct the possible negative environmental effects or impacts caused in the development of a project, work, or activity, and the follow-up, assessment, monitoring, and contingency plans.

2.37 BALANCE OF OUTSTANDING COMMITTED INVESTMENTS PENDING: The difference at a given date of the investments committed in the INVESTMENTS AND ACTIVITIES PLAN in force and those actually made, which may be executed in accordance with the procedure established for such purposes.

2.38 LEASE AUTOMATIC CUSTODY TRANSFER UNIT (LACT Unit): Automatic Measuring Unit consisting in a measuring and recording bridge installed at a transfer point.

As used in this AGREEMENT, unless the context expressly indicates otherwise:

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The definitions set forth in this AGREEMENT apply equally to the singular and plural of such terms, as well as to the masculine, feminine, and neuter gender thereof. Words in the singular shall be considered to include the plural and vice versa, and words in one gender shall be considered to include the other genders, as may be inferred from the context;

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The terms “hereof”, “hereunder”, “hereby”, and “herewith” and words of similar meaning shall, unless otherwise indicated, be construed as referring to this AGREEMENT as a whole and not to any particular provision hereof;

•	The term “includes” and the word “including” and words of similar meaning shall be deemed to be followed by the words “without limitation”;

•	Any reference to a Clause, Section, Paragraph, and Annex shall be to the clauses, sections, paragraphs, and annexes of this AGREEMENT, unless otherwise indicated;

•	The word “or” shall not be construed to mean that one concept excludes the other;

•	Any reference to legislation, regulation, or law shall include any amendments thereto or any succeeding legislation and rules and regulations issued pursuant to such legislation, regulation, or law;

•	References to any person shall include any such person’s successors;

•	References to any agreement refer to such agreement as amended from time to time; and

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The headings of sections, clauses, annexes, and/or any other subdivisions of this AGREEMENT are included for reference purposes only, and in no way shall they affect the meaning and/or interpretation of the provisions hereof.

Section 3: REPRESENTATIONS AND WARRANTIES.

3.1 OF THE CONCESSIONAIRE:

The CONCESSIONAIRE irrevocably represents and warrants to the PROVINCE the following:

3.1.1. It shall comply in due time and manner with the INVESTMENTS AND ACTIVITIES PLAN proposed in accordance with Sections 2.30 and 4.1 of this EXTENSION AGREEMENT;

3.1.2. It shall carry out the works according to the most rational, modern, and efficient techniques relevant to the characteristics and magnitude of the reserves proven, assuring at the same time the maximum production of hydrocarbons compatible with the economic and technically adequate exploitation of the field; and

3.1.3. It shall comply in due time and manner with the environmental remediation and restoration tasks, and any other tasks related to the adequacy of facilities, and it shall carry out the work in accordance with the most rational, modern, and efficient techniques approved by the Secretary of Environment and Climate Change of the Province and/or the authority that may substitute or replace it under the legislation in force.

3.2 OF THE PROVINCE:

The PROVINCE hereby irrevocably represents and warrants to the CONCESSIONAIRE the following:

3.2.1. It has full authority to enter into this EXTENSION AGREEMENT and to perform its obligations hereunder;

3.2.2. The execution and performance of this EXTENSION AGREEMENT does not violate any provision of the applicable regulations, as well as any resolution, decision, or ruling of any national or provincial state and/or judicial authority. Specifically, the PROVINCE represents and warrants that the EXTENSION AGREEMENT shall be governed by National Laws No. 17319, No. 26197, with the adjustments of Provincial Law Q No. 4296;

3.2.3. There is no action, claim, demand, lawsuit, audit, arbitration, investigation, or proceeding (whether civil, criminal, administrative, investigative, or otherwise) which would prevent the PROVINCE from entering into this EXTENSION AGREEMENT; and

3.2.4. The CONCESSIONAIRE shall have the peaceful use and enjoyment of the EXPLOITATION CONCESSION and of the related Transportation Concessions also held by it.

Section 4: GENERAL TERMS AND CONDITIONS.

4.1 INVESTMENTS AND ACTIVITIES PLAN: The CONCESSIONAIRE undertakes to carry out the activities and investments included in the INVESTMENT PLAN until the end of the EXTENSION AGREEMENT which, in accordance with the criteria set forth in Section 2.30 hereof and ANNEX A hereto, shall include supplementary Exploitation and Exploration Investments for an aggregate of US DOLLARS FIFTY FOUR MILLION EIGHT HUNDRED AND SIXTY THREE THOUSAND (USD 54,863,000), applicable to the EXPLOITATION CONCESSIONS with the scope detailed in ANNEX A.

4.1.1 If the CONCESSIONAIRE fails to comply with the activities committed in the INVESTMENTS AND ACTIVITIES PLAN as set forth in ANNEX A, the provisions of Section 9 shall apply.

4.2 EXTENSION BONUS: Due to the EXTENSION of the term of the EXPLOITATION CONCESSIONS, as an EXTENSION BONUS, the CONCESSIONAIRE shall make the PROVINCE a one-time payment for an aggregate of US DOLLARS TWENTY-TWO MILLION (USD 22,000,000), to be cancelled as follows:

The payment corresponding to fifty percent (50%), equivalent to the sum of US DOLLARS ELEVEN MILLION (USD 11,000,000), shall be made within ten (10) business days of the publication in the Official Gazette of the Decree approving the EXTENSION AGREEMENT. The remaining balance shall be paid in five (5) consecutive monthly instalments of US DOLLARS TWO MILLION TWO HUNDRED THOUSAND (USD 2,200,000) each. The first instalment must be paid no later than January 5, 2025, and the remaining, no later than the 5th of each subsequent month. Such amounts shall be paid in Argentine pesos, converted at the exchange rate of Banco de la Nación Argentina, selling rate, at closing of the third business day prior to the payment date, into Current Account No. 900001006 at Banco Patagonia S.A.—CBU: 0340100800900001006004 held by the Government of the Province of Río Negro (Tax Code (CUIT): 30-67284630-3).

4.3 CONTRIBUTION TO THE INSTITUTIONAL DEVELOPMENT AND STRENGTHENING: The CONCESSIONAIRE undertakes to make a one-time cash contribution to the PROVINCE for the total amount of US DOLLARS FOUR MILLION FOUR HUNDRED THOUSAND (USD 4,400,000) equivalent to twenty percent (20%) of the EXTENSION BONUS to be used to finance building infrastructure works and/or the acquisition of operating equipment for educational and/or health institutions and/or state agencies. The CONTRIBUTION TO THE INSTITUTIONAL DEVELOPMENT AND STRENGTHENING shall be paid to the PROVINCE at the exchange rate of the Banco de la Nación Argentina, selling rate, at the closing of the third day prior to the payment date, as follows:

The payment corresponding to fifty percent (50%), equivalent to the sum of US DOLLARS TWO MILLION TWO HUNDRED THOUSAND (USD 2,200,000), shall be made within ten (10) business days of the publication in the Official Gazette of the Decree approving the EXTENSION AGREEMENT. The remaining balance shall be paid in five (5) consecutive monthly instalments of US DOLLARS FOUR HUNDRED FOURTY THOUSAND (USD 440,000) each. The first instalment must be paid no later than January 5, 2025, and the remaining, no later than the 5th of each subsequent month. Payments shall be made via bank transfer to the account that the PROVINCE must notify the CONCESSIONAIRE in writing at least two (2) business days before the payment due date.

4.4 SUPPLEMENTARY PRODUCTION CONTRIBUTION: The CONCESSIONAIRE undertakes to make a contribution in cash and/or in kind to the PROVINCE consisting of three percent (3%) of the monthly computable oil and gas production, to be distributed ninety percent (90%) to the PROVINCE and ten percent (10%) to EDHIPSA according to the following details:

4.4.1 SUPPLEMENTARY OIL CONTRIBUTION: The cash settlement of the equivalent amount in cash shall be valued at the closing date of the monthly OIL PRODUCTION, on the wellhead value of the prices actually obtained by the CONCESSIONAIRE in the commercialization operations of the monthly volumes produced. Such payment shall be made through a deposit into Account No. 900001006, CBU: 0340100800900001006004 held by the Government of the Province of Río Negro (Tax Code (CUIT): 30-67284630-3) and into Account No. 730012233, CBU: 0340251300730012233005, Branch 251, held by EDHIPSA (Tax Code (CUIT): 30672878825), both at Banco Patagonia, or into other accounts that the PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHIPSA may indicate through self-proving means and five (5) BUSINESS DAYS in advance.

4.4.2. SUPPLEMENTARY GAS CONTRIBUTION: The cash settlement of the equivalent amount in cash shall be valued at the closing date of the monthly GAS PRODUCTION, on the wellhead value of the prices actually obtained by the CONCESSIONAIRE in the commercialization operations of the monthly volumes produced, which shall be made through a deposit into Account No. 900001006, CBU: 0340100800900001006004 held by the Government of the Province of Río Negro (Tax Code (CUIT): 30-67284630-3) and into Account No. 730012233, CBU: 0340251300730012233005, Branch 251, held by EDHIPSA (Tax Code (CUIT): 30672878825), both at Banco Patagonia, or into other accounts that the PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHIPSA may duly indicate through self-proving means.

For the payment of the concepts described in Sections 4.4.1 and 4.4.2, the due dates shall be the same as those established for the payment of ROYALTIES in the resolutions of the Argentine Secretary of Energy. The exchange rate to be considered shall be such of the Banco de la Nación Argentina, selling rate, at the closing of the business day prior to maturity.

4.5 COMMITMENT FOR TRAINING, RESEARCH, AND DEVELOPMENT: Each year the CONCESSIONAIRE shall pay the PROVINCE, for each EXPLOITATION CONCESSION and until the expiration of the EXTENSION TERM, an annual contribution to be used for the aforementioned purposes, which shall correspond to the amounts detailed below:

4.5.1 US DOLLARS TWENTY-FIVE THOUSAND (USD 25,000) when the production volume of the AREA in the immediately preceding year is up to 500 BOE/day, or otherwise

4.5.2 US DOLLARS FIFTY THOUSAND (USD 50,000) when the production volume of the AREA in the immediately preceding year exceeds 500 BOE/day.

For the first annual payment corresponding to the end of the first year of the EXTENSION AGREEMENT, the CONCESSIONAIRE shall make the payment within sixty (60) days after the EFFECTIVE DATE OF THE EXTENSION AGREEMENT. Subsequent annual payments shall be made before February 28 of each year. The COMMITMENT FOR TRAINING, RESEARCH, AND DEVELOPMENT set forth in this EXTENSION AGREEMENT shall replace the one in effect for the FIRST EXTENSION PERIOD.

The annual payments shall be made in Argentine pesos converted at the exchange rate of the Banco de la Nación Argentina, selling rate, at the closing of the day immediately prior to the payment date.

Payment to the PROVINCE shall be made through a bank transfer to Current Account No. 900003916 of Banco Patagonia S.A. (Branch No. 265), CBU: 0340265000900003916006, held by the Trust Fund called “Fondo Fiduciario para la Capacitación, Desarrollo y Fiscalización de la Actividad Hidrocarburífera” (Tax Code (CUIT) No. 30-71552775-4).

4.6 DEFAULT: Any failure to timely pay the EXTENSION BONUS, the CONTRIBUTION TO THE INSTITUTIONAL DEVELOPMENT AND STRENGTHENING, the ROYALTIES, the SURFACE CANON, the SUPPLEMENTARY PRODUCTION CONTRIBUTION, and the COMMITMENT FOR TRAINING, RESEARCH, AND DEVELOPMENT shall result in the automatic default of the CONCESSIONAIRE, and shall accrue in favor of the PROVINCE and/or EDHIPSA, without the need for further demand, default interest between the due date of the payment obligation and the date of actual payment, equal to those applicable to general discount operations at the Banco de la Nación Argentina.

For the purpose of calculating interest, amounts expressed in any foreign currency shall be converted into pesos at the exchange rate of the Banco de la Nación Argentina, selling rate, at the closing of the day prior to the maturity date.

In the event of a default, the commitment shall not be deemed fulfilled until the principal obligation and accrued interest in arrears are paid in full.

4.7 AUDIT AND CONTROL:

4.7.1 THE ENFORCEMENT AUTHORITY shall enforce on the OPERATOR and/or THE CONCESSIONAIRE a broad police power, without restrictions or need of prior notice, through the Hydrocarbons Police Force established by Provincial Law Q No. 2627, as regulated. Such entity is empowered to issue Inspection and/or Violation Reports, for the purpose of verifying compliance with the tasks of exploration, exploitation, and transportation of hydrocarbons in the Province of Rio Negro, thus guaranteeing compliance with the contractual obligations, and with the legal, regulatory, and technical standards applicable to the activity.

4.7.2 In all cases, the Inspection and Violation Reports issued by the Hydrocarbons Police Force and received by the personnel affected to the operation of the AREA, regardless of the contractual relationship with the CONCESSIONAIRE, shall be considered a self-proving notice for the purposes of this AGREEMENT.

4.7.3 The ENFORCEMENT AUTHORITY may request from the CONCESSIONAIRE additional/expanding documentation or information that it deems pertinent for control and supervision. It may also carry out audits it deems necessary, on its own account or on behalf of authorized third parties.

4.7.4 The CONCESSIONAIRE shall file the required information and shall cooperate with the enforcement of the relevant control activity; it shall also provide the necessary logistics assistance in case of technical difficulties in accessing the areas for such purposes.

4.7.5 The INSPECTION REPORTS shall be an agile communication tool between the operator and/or CONCESSIONAIRE and the ENFORCEMENT AUTHORITY. They can be used both to certify any works that have been carried out in the facilities, and to request information, communicate non-conformities detected during inspections and request consequent adjustments, or to attend to any need of the ENFORCEMENT AUTHORITY to perform its activities correctly.

4.7.6 The CONCESSIONAIRE shall respond and/or carry out the corrective measures observed within the term determined by the reports, or otherwise within 10 business days, as from its notification.

4.7.7 VIOLATION REPORTS shall be drawn up upon detection of a non-compliance which is subject to sanction. In such cases, the CONCESSIONAIRE shall make its disclaimer within 10 business days after notification. The ENFORCEMENT AUTHORITY shall have the power to assess and determine whether the application of a fine for the detected violation is applicable, by commencing the corresponding administrative procedure.

4.8 LOCAL LABOR FORCE: The CONCESSIONAIRE, contractors, and subcontractors shall hire at least 80% of local labor force, suppliers, and companies to promote the creation and maintenance of local employment, as well as to strengthen companies in the Province of Río Negro and their value chain. They shall give priority to hiring local workers and suppliers, ensuring equivalent conditions in terms of capacity, responsibility, quality, and price.

Notwithstanding the foregoing, when due to the specificity and/or characteristics of the tasks to be performed and/or disadvantageous conditions of capacity, responsibility, quality or price, it is not possible or convenient to hire local labor force, suppliers, and service companies, the CONCESSIONAIRE may request to the ENFORCEMENT AUTHORITY the “hiring exception”, and shall have to prove such allegations.

A company shall be considered local if it has its base of operations and pays taxes in the Province of Río Negro. With respect to the labor force, the person who proves effective residence in the province on his/her national identity document shall be considered to be a local person, and the percentage mentioned above shall be respected in equal proportions for the operative, base, administrative, supervisory, and managerial personnel.

All procurements shall follow procedures ensuring transparency and competition. The execution of medium and long-term agreements shall be favored. The CONCESSIONAIRE shall have at least one place of operation in the PROVINCE during the term of the EXTENSION AGREEMENT.

The CONCESSIONAIRE shall upload information into the system called INPRO-Módulo Compre Rionegrino, and shall update the required information on an annual basis before March 31 of each year.

Likewise, the CONCESSIONAIRE is required to report annually before March 31 of each year, on the works scheduled and the awarded companies, making sure that the correct information is uploaded for an effective management of the hydrocarbon activity in the Province.

The CONCESSIONAIRE undertakes to issue invitations to participate in the bidding processes for services to companies from the Province of Río Negro, based on the records available at the State Secretary of Energy and Environment, Business Chambers, other State Agencies and the Municipalities of the Province of Río Negro. Such procedure shall ensure timely and equitable access to relevant information for local companies, and this communication shall be recorded in the bidding processes. Adequate supervision and control shall also be promoted to ensure effective compliance with this measure.

On-site controls and audits shall be carried out in the concessioned AREAS to verify the consistency of the declared information and the effective compliance with the LOCAL WORKFORCE commitment. In case of non-compliance, discrepancies between the information provided and the reality found, the corresponding sanctions shall be applied according to the regulations in force.

4.9 CORPORATE SOCIAL RESPONSIBILITY: The CONCESSIONAIRE shall contribute to the development of education, environment, health, culture, science and research, renewable energies, and community development in the PROVINCE, based on a diagnosis to be made by the PARTIES and in line with the sustainability policy implemented by the CONCESSIONAIRE.

In such sense, the Corporate Social Responsibility shall be understood as the CONCESSIONAIRE’s commitment to participate as an integral part of the local and regional society where it operates, contributing to the sustainable development of the communities of which it is a part by making investments focusing on creating shared value and sustained mutual benefits.

Annually, before March 31 of each year, the CONCESSIONAIRE shall submit a sustainability report which must include the programs and actions implemented, including indicators which account for the results obtained, and the proposals to be implemented the following year.

4.10 ENVIRONMENT PRESERVATION:

4.10.1 The CONCESSIONAIRE shall be obliged to comply throughout the term of the EXPLOITATION CONCESSION with all current legal regulations on environmental matters, applicable to the holders of such concession and with those that may be issued in the future, and specifically with the following regulations: Article 41 of the Argentine Constitution and Articles 84 and 85, consistent with Article 79 of the Constitution of the Province of Río Negro; Provincial Laws Q No. 2952 (Water Code), M No. 3250 “Comprehensive Management of Special Waste”, and M No. 3266 (Regulation of the Environmental Impact Assessment Procedure) and their regulatory decrees; National Law 17319, as regulated; Provincial Decree No. 452/05 and Resolutions of the Argentine Secretary of Energy No. 105/92, 319/93, 341/93, 05/96, 201/96, 24/04, 25/04, and 785/05; as well as any regulations issued by the competent authority in the future. Specifically, the CONCESSIONAIRE is obliged to adopt the necessary measures for the prevention of pollution, both operational and accidental, as well as all regulations for the abandonment of facilities and the rational use of resources.

4.10.2 The CONCESSIONAIRE undertakes to remediate the historical environmental liabilities incorporated as ANNEX B to this EXTENSION AGREEMENT, for a total of US DOLLARS SIX HUNDRED SEVENTEEN THOUSAND SIX HUNDRED AND TWENTY-FOUR (USD 617,624). The amounts mentioned in each of the items are estimated based on the current degree of knowledge; therefore, if the remediation works require a higher amount than the committed amount, the CONCESSIONAIRE shall be responsible for the total amount, in the same sense, the PROVINCE shall make no claims in the event that the amounts are lower than the committed amounts.

4.10.3 Current liabilities, i.e., those generated during the operation in the EXTENSION PERIOD, as a consequence of incidents shall be managed through the Environmental Incidents module of the INPRO system, and the OPERATOR shall be exclusively responsible for any remediation and monitoring costs.

4.10.4. Within six (6) months from the effective date of this EXTENSION AGREEMENT, the CONCESSIONAIRE shall make an Inventory of all inactive wells, defining their potential and mechanical condition, together with one (1) ABANDONMENT SCHEDULE of those wells the mechanical condition of which is totally unknown or the mechanical integrity of which does not guarantee a correct isolation and which cannot be remedied through current technologies, and which shall be abandoned as a priority, prior to the schedule of ANNEX B.

4.10.5 Decommissioning of facilities during the term of the EXTENSION AGREEMENT due to disuse or obsolescence shall require the dismantling of mechanical and electrical equipment, the removal of civilian facilities and the restoration of the site to conditions similar to the original ones, including soil remediation if necessary. Such operation shall be carried out upon the authorization of the ENFORCEMENT AUTHORITY in accordance with a site abandonment plan, prepared by the specific OPERATOR of the relevant facility.

4.10.6 For the development of the activities related to the exploitation of the AREA, the OPERATOR shall leave a free area to protect them, as detailed below:

For the course of the Colorado River and other smaller permanent courses, the reference line is the bank line.

For the Casa de Piedra Reservoir, the maximum water level to consider is 285.50 meters above sea level.

For Lake Pellegrini, the reference limit is 279.62 meters above sea level.

The contingency plan required by Resolution No. 342/93 of the Argentine Secretary of Energy to be submitted to the Secretary of Hydrocarbons must contain specific annexes for the prevention of the contamination of soil, surface water, and groundwater, as well as the risk of flooding due to fluvial flooding and/or rainfall events at the facilities.

4.10.7 The CONCESSIONAIRE assumes the commitment to address different lines of work to improve energy efficiency, emission reduction, and the sustainability of its operations. To this end, it shall adopt emission reduction and CARBON FOOTPRINT criteria specifically aimed at combating climate change, in accordance with the guiding principles established by Law No. 27520 on Minimum Standards for Adaptation and Mitigation of Global Climate Change, to which Provincial Law No. 5665 adheres, which establishes the regulatory framework to adapt the implementation of the aforementioned national law.

The ENVIRONMENTAL IMPACT STUDIES corresponding to projects must include the assessment of the CARBON FOOTPRINT, justifying the choice in relation to the alternative with the lowest CARBON FOOTPRINT value.

The quantification of the INVENTORY OF GREENHOUSE GASES (GHG) must be considered in the Annual Environmental Monitoring Reports or in the Annual Monitoring of Works and Tasks, which shall be carried out in accordance with the provisions of IRAM 14064 Standard.

4.10.8 The ENFORCEMENT AUTHORITY hereby states that in case of non-compliance in due time and manner, it shall be authorized, through the COMPETENT ENVIRONMENTAL AUTHORITY, to apply the corresponding penalties to the CONCESSIONAIRE.

4.11 CONDITION OF FACILITIES AND ASSETS

4.11.1 The CONCESSIONAIRE undertakes to respect at least the basic conditions in all the facilities used in hydrocarbon prospecting, exploration, exploitation, transportation, and processing operations carried out in the provincial territory with the purpose of reaching the operational quality and safety standards of the industry, the correct maintenance during the useful life of the assets delivered by the province, provide safety to the facilities, quality, and efficiency in the management of resources, and protect the health of people and the environment through the most modern, rational, and efficient techniques for the exploitation of the resources.

4.11.2 The CONCESSIONAIRE undertakes to maintain the good condition and preservation of the facilities and to constantly adapt them, to avoid deterioration due to their use, under the applicable national, provincial, and municipal laws and regulations.

4.11.3 The CONCESSIONAIRE undertakes to plan in the medium term any adjustments required by the facilities and to implement the measures to reduce greenhouse gas emissions progressively.

4.11.4 The CONCESSIONAIRE and/or the OPERATOR undertakes to implement, within the development of its EXPLOITATION CONCESSION, a FACILITY AND EQUIPMENT ADAPTATION AND MAINTENANCE PLAN, in accordance with the provisions of ANNEX C.

4.12 INDUSTRIAL USE OF PUBLIC WATER: The CONCESSIONAIRE shall pay the PROVINCIAL WATER AUTHORITY on a regular basis the royalties provided for in Article 43 and related provisions of the Water Code, and the canon for use and preservation set forth in Article 172 of the Water Code, as regulated, or the rule which may substitute it.

4.13 QUARRIES: The materials used in the activity must come from mining quarries duly authorized by the corresponding Provincial Authority. Failure to comply with such obligation shall make the CONCESSIONAIRE jointly and severally liable for the violations of the Mining Code of Proceedings that may be applicable to the owner and/or operator of the quarry.

4.14 INTERNSHIPS:

4.14.1 The CONCESSIONAIRE undertakes to hire, once a year during the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, up to five (5) students residing in the Province of Río Negro, under Law No. 26427 and related provisions, to train them in industry tasks. To the extent permitted by law, the CONCESSIONAIRE may renew the internship or replace the intern with another student.

4.14.2 The CONCESSIONAIRE shall inform annually, before March 31 of each year, the list of students that have been incorporated, detailing first and last names, and the Labor Code (CUIL), and indicating the effective term of the internship.

4.15 VEHICLES AND COMPUTER EQUIPMENT:

4.15.1. One hundred and twenty (120) days after the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, the CONCESSIONAIRE shall provide the ENFORCEMENT AUTHORITY with the computer equipment and vehicles detailed below: (a) One (1) Sahara License (physical keys) in the latest version available at the time of purchase, for the formation of the AREA database or equipment for the maintenance thereof to be defined by the ENFORCEMENT AUTHORITY, (b) One (1) SUV pickup truck, four-wheel drive, diesel engine, cylinder capacity equal to or greater than 2,750 cc, automatic transmission of 5 speeds or more or CVT, traction control, stability control, one spare wheel, ABS braking system, power steering, heating, air conditioning, front and side airbags. Such vehicle shall be delivered with a valid plate number registered in the PROVINCE’s name, and shall be replaced for another 0 Km vehicle of identical characteristics, every five (5) years as of the EFFECTIVE DATE OF THE EXTENSION AGREEMENT and while the EXPLOITATION CONCESSIONS is in force.

4.15.2 The replaced vehicles shall remain the property of the PROVINCE. All the equipment and/or elements detailed in this section shall become property of the PROVINCE from the moment of their delivery by the CONCESSIONAIRE.

4.16 GROSS INCOME TAX: The CONCESSIONAIRE undertakes to pay as from the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, a rate of three percent (3%) of the Gross Income Tax for the extraction of liquid and/or gaseous hydrocarbons dispatched without invoicing outside the PROVINCE, whether they are sold in their state at the time of extraction or as by-products after undergoing an industrialization processes. This rate shall be maintained during the term of the EXPLOITATION CONCESSION and the EXTENSION TERM, with no additional or supplementary charges.

4.17 ROYALTIES:

4.17.1 The Parties hereby establish that the royalty payable by the CONCESSIONAIRE during the EXPLOITATION CONCESSIONS and the EXTENSION AGREEMENT shall be twelve percent (12%) on the computable production, which shall be settled in accordance with the parameters set forth in Law No. 17319, as regulated, supplemented, and amended.

4.17.2 The Parties agree that, as from the effective date of this EXTENSION AGREEMENT, the CONCESSIONAIRE shall not apply the discount on treatment expenses established in Article 14 of Resolution No. 435/04 of the Argentine Secretary of Energy.

4.17.3 In view of the above, the PARTIES declare that they have nothing to claim from each other for any discount on treatment expenses incurred prior to the EFFECTIVE DATE OF THE EXTENSION AGREEMENT.

4.17.4 Until the ENFORCEMENT AUTHORITY establishes a different procedure, the CONCESSIONAIRE shall file any and all information related to the ROYALTIES, SUPPLEMENTARY CONTRIBUTIONS, rectifications, and any other information additionally required by the ENFORCEMENT AUTHORITY, respecting the format, content, and submission means specifically indicated and/or approved by the ENFORCEMENT AUTHORITY.

On the 15th day of each month, the CONCESSIONAIRE shall:

a)

upload into the payment module of the INPRO system, the Tax Returns related to the ROYALTIES corresponding to ANNEX I, II and/or any rectifications, as well as the Supplementary Contributions and discounts eventually made, together with their corresponding payment vouchers;

b)

send the Tax Returns in mdb format, corresponding to ANNEX I, II and/or any rectifying documents and the file with the amounts paid or eventually payable, both to the Province and EDHIPSA and, if applicable, the discounts of the royalty payments, fully adjusted to the format and instructions given by the ENFORCEMENT AUTHORITY.

4.18 LANDOWNERS: As from the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, the CONCESSIONAIRE undertakes to update the easement values according to the corresponding provincial regulations.

Section 5: INFORMATION TO BE SUBMITTED TO THE ENFORCEMENT AUTHORITY.

5.1 During the term of the EXPLOITATION CONCESSION, the CONCESSIONAIRE shall provide in due time and manner to the ENFORCEMENT AUTHORITY the technical documentation, information, and programs according to the provisions of the applicable provincial and national regulations in force.

5.2 The CONCESSIONAIRE shall ratify to the ENFORCEMENT AUTHORITY within one hundred and twenty (120) days as from the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, the measurement of the AREA according to the provisions of Article 20 of Law No. 17319 and Resolution No. 309/1993 of the Argentine Secretary of Energy.

Section 6: EFFECTIVENESS.

All the obligations and commitments assumed under this EXTENSION AGREEMENT shall become enforceable as of the day following the publication in the Official Gazette of the PROVINCE of the special law ratifying it in accordance with the terms and conditions set forth in this EXTENSION AGREEMENT.

Section 7: STAMP TAX.

7.1 For the purposes of calculating the Stamp Tax, the taxable base of this EXTENSION AGREEMENT shall be the amount agreed upon as EXTENSION BONUS, and the CONCESSIONAIRE is obliged to pay such tax in full.

7.2 Payment shall be made within thirty (30) days after the EFFECTIVE DATE OF THE EXTENSION AGREEMENT.

Section 8: TECHNICAL LIAISON COMMISSION.

8.1 The ENFORCEMENT AUTHORITY and the CONCESSIONAIRE shall form a TECHNICAL LIAISON COMMISSION consisting of two (2) representatives of the ENFORCEMENT AUTHORITY and two (2) representatives of the OPERATOR.

8.2 The Commission shall meet at least once every one-hundred and eighty (180) days, on a mandatory basis, at the headquarters of the ENFORCEMENT AUTHORITY, and shall convene, if necessary, extraordinary meetings, with the participation of other stakeholders to monitor the development of the exploitation and/or supplementary exploration activities, and the peaceful resolution of conflicts.

8.3 The issues discussed at each meeting and the agreements reached shall be recorded in minutes signed by the PARTIES.

Section 9: DEFAULTS.

9.1 Failure to comply with the obligations and commitments assumed by the CONCESSIONAIRE under the legislation and the EXTENSION AGREEMENT shall be sanctioned in accordance with the provisions of CHAPTER VI of the GENERAL AND SPECIFIC TERMS AND CONDITIONS OF PUBLIC BIDS ADDRESSED TO COMPANIES OWNING HYDROCARBON EXPLOITATION CONCESSIONS LOCATED IN THE PROVINCE OF RÍO NEGRO, included in ANNEX I to Law No. 5733.

Section 10: APPLICABLE LEGISLATION and CONFLICT RESOLUTION.

10.1 The EXTENSION AGREEMENT sets forth all the rights and obligations of the PARTIES and constitutes the entire, sole, and definitive agreement between the PARTIES with respect to the subject matter hereof.

The EXTENSION AGREEMENT shall be governed by, and construed in accordance with, applicable national and provincial laws in force.

The following order of priority shall be observed for rule interpretation purposes in cases of any controversy:

(a) Articles 31 and 124 of the Argentine Constitution;

(b) National Laws No. 17319, No. 24145, No. 26197 and the Mining Code of the Republic of Argentina; their Regulatory Decrees and amending laws, and the environmental and safety standards described in the following paragraphs;

(c) Articles 70 and 79 of the Provincial Constitution;

(d) Provincial Laws Q 4296 and Q 2627 and its Regulatory Decree No. 24/03, Law No. 5594;

(e) Provincial Laws No. 3250 (Comprehensive Management of Special Waste and Environmental Heritage Safeguard), No. 3266 (Regulation of the Environmental Impact Assessment Procedure); No. 2952 (Water Code); Provincial Decree 492/05 and Resolution No. 339/18-SAyDS;

(f) Decrees of the National Executive Branch regulating hydrocarbon activities;

(g) Decrees of the Provincial Executive Branch regulating hydrocarbon activities;

(h) Resolutions of the Argentine Secretary of Energy which regulate hydrocarbon activities;

(i) Resolutions of the State Secretary of Energy of Río Negro which regulate hydrocarbon activities;

(j) Resolutions of the Secretary of Hydrocarbons of Río Negro which regulate hydrocarbon activities;

10.2. The PARTIES shall resolve in good faith, through mutual consultation, any questions or disputes arising out of, or in connection with, the EXTENSION AGREEMENT, and they shall attempt to reach an agreement on any such matters or controversies.

10.3. Any discrepancies which may arise due to differences in the interpretation and application of this EXTENSION AGREEMENT which cannot be resolved between the PARTIES shall be submitted to the jurisdiction of the Courts Hearing Administrative Cases of the First Judicial District of the Province of Río Negro (Tribunales Contencioso Administrativos de la Primera Circunscripción Judicial de la Provincia de Río Negro), located in the City of Viedma, excluding and expressly waiving any other applicable jurisdiction.

The PARTIES execute this EXTENSION AGREEMENT at the place and on the date stated in the heading, in 3 (three) copies of the same tenor and to a single effect.

[signed]

ANNEX A – INVESTMENT PLAN

Section 1. INVESTMENT PERIODS.

During the term of the EXTENSION AGREEMENT, the INVESTMENT PLAN shall apply as from the EFFECTIVE DATE OF THE EXTENSION AGREEMENT and until the effective expiration of the SECOND EXTENSION AGREEMENT, and it shall be divided into SUB-PERIODS: the REMAINING TERM, comprised between the EFFECTIVE DATE OF THE EXTENSION AGREEMENT and the expiration of the term of the FIRST EXTENSION PERIOD; and the SECOND EXTENSION PERIOD, divided into five (5) SUB-PERIODS of two (2) calendar years each.

Section 2. CONTENT OF THE INVESTMENTS AND ACTIVITIES PLAN.

2.1 The INVESTMENTS AND ACTIVITIES PLAN consisting in REMAINING ACTIVITIES, COMMITTED ACTIVITIES and CONTINGENT ACTIVITIES, defined in Sections 3, 4, and 5 of this ANNEX A, must be followed by a descriptive report of the exploratory prospects, technical-economic descriptive report of the development projects related to the type of reserve, with production forecasts, income, costs, and estimated expenses that must be sufficiently detailed so as to be analyzed and validated by the ENFORCEMENT AUTHORITY.

2.2 As part of the INVESTMENT PLAN, the CONCESSIONAIRE shall prepare an annual schedule of activities and investments classified by SUB-PERIOD until the expiration of the SECOND EXTENSION PERIOD, according to the form which is part of this ANNEX.

Section 3. REMAINING ACTIVITIES.

3.1 The CONCESSIONAIRE may include in the INVESTMENTS AND ACTIVITIES PLAN those tasks and investments committed for the FIRST EXTENSION PERIOD which, with respect to the last INVESTMENT PLAN duly approved by the ENFORCEMENT AUTHORITY, as at the date of this EXTENSION AGREEMENT are still pending; provided that the CONCESSIONAIRE submits the technical-economic grounds for its postponement.

3.2. The commitment to carry out the REMAINING ACTIVITIES must be fulfilled within the REMAINING TERM SUB-PERIOD, i.e., prior to the expiration date of the term granted for the FIRST EXTENSION. These activities may not be carried over to the SECOND EXTENSION term, nor may they be included in the adjustment of the Investment Plan for Non-compliances provided for in Section 1 of this Annex.

3.3 To secure compliance with the execution of the REMAINING ACTIVITIES, within thirty (30) calendar days of the EFFECTIVE DATE OF THE EXTENSION AGREEMENT, the CONCESSIONAIRE shall grant an INVESTMENT COMPLIANCE BOND for the total amount committed, stated in US dollars.

3.4 With the express authorization of the ENFORCEMENT AUTHORITY, the CONCESSIONAIRE may, on a semi-annual basis, substitute the amount of the INVESTMENT COMPLIANCE BOND, pro rata the certification of activities submitted by the CONCESSIONAIRE.

3.5 In the event that, at the expiration of the REMAINING TERM SUB-PERIOD, the ENFORCEMENT AUTHORITY determines the total or partial non-compliance with the REMAINING ACTIVITIES, with a prior notice sent to the CONCESSIONAIRE, the ENFORCEMENT AUTHORITY shall foreclose the INVESTMENT COMPLIANCE BOND.

Section 4. COMMITTED ACTIVITIES.

4.1 By accessing the second extension period, the CONCESSIONAIRE shall firmly commit to perform tasks and investments during the SECOND EXTENSION PERIOD to continue with the development and exploitation of the AREA following technical-economic criteria generally acceptable in the industry.

4.2 COMMITTED ACTIVITIES shall include the drilling of new wells, workover of existing wells, conversion to injector wells, operations, or interventions related to the execution of secondary and tertiary recovery projects (including polymer/gel injection), construction of new production facilities, water injection, pumping, transportation, and treatment of oil and/or gas production and water for secondary and tertiary recovery, adequacy, improvement, and optimization of surface and deep facilities. It shall also include exploration works outside the existing exploitation lot, advanced wells or drilling other horizons within existing exploitation lots, trying to locate other objectives (deepening of pre-existing wells), including the so-called unconventional wells.

4.3 The commitment of COMMITTED ACTIVITIES must be fulfilled before the expiration of the SECOND EXTENSION PERIOD, and may be carried back to the preceding (Anticipation of Activity) or carried forward to the subsequent (Deferral of Activity) SUB-PERIODS. In this EXTENSION AGREEMENT, “Transfer of Activity” shall be used interchangeably to refer to the “Anticipation of Activity” or to the “Deferral of Activity”.

4.4 The Transfer of Activity does not imply nor should it be understood as a substitution or conversion between COMMITTED ACTIVITY types; it refers to a temporary change in the schedule.

4.5 Except in the case of an Act of God or an Event of Force Majeure, the CONCESSIONAIRE may: (a) carry back the COMMITTED ACTIVITIES without limitation from one SUB-PERIOD to a preceding SUB-PERIOD (“Anticipation of Activity”) and, (b) carry forward up to thirty percent (30%) of the COMMITTED ACTIVITIES from one SUB-PERIOD to a subsequent SUB-PERIOD.

4.6 The CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY the request for Transfer of Activity together with the relevant technical justifications and proposed execution terms, thirty (30) days prior to the effective implementation thereof. At that same time, the CONCESSIONAIRE must submit an adjustment to the schedule of activities resulting from the Transfer of Activity, if approved.

4.7 Based on operational needs, and with the prior authorization of the ENFORCEMENT AUTHORITY, the COMMITTED ACTIVITIES may be replaced by other activities according to a conversion ratio to be determined based on the amounts estimated for each activity (the “Conversion of Activity”).

4.8 The CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY the request for Conversion of Activity together with the corresponding technical justifications and estimated amounts, thirty (30) days prior to the effective implementation thereof. At the same time, the CONCESSIONAIRE shall submit an adjustment of the INVESTMENT PLAN resulting from the Conversion of Activity, if approved.

Section 5. CONTINGENT ACTIVITIES.

5.1 By accessing the SECOND EXTENSION, the CONCESSIONAIRE must propose a CONTINGENT ACTIVITY to the results obtained from the execution of the COMMITTED ACTIVITY to be carried out during the SECOND EXTENSION PERIOD, aiming at exploiting the potential of the AREAS under the technical-economic criteria generally acceptable in the industry.

5.2 The enforceability of the CONTINGENT ACTIVITIES shall be assessed based on the existence of wells to be drilled and/or repaired resulting from the related COMMITTED ACTIVITIES, with a category of Reserves, identified in the annual report of Hydrocarbon Reserve Certification for Concession Purposes, prepared by an independent certifier, for the year immediately following the fulfillment of the COMMITTED ACTIVITIES of each SUB-PERIOD.

5.3 The Independent Certifier shall be jointly designated between the ENFORCEMENT AUTHORITY and the CONCESSIONAIRE, prior to the end of each SUB-PERIOD, and the above-mentioned Certifier shall be in charge of verifying the enforceability of the CONTINGENT ACTIVITIES.

5.4 Within thirty (30) calendar days after confirming the condition of enforceability of the CONTINGENT ACTIVITY, the CONCESSIONAIRE shall submit an updated schedule of activities contemplating the execution thereof within the SUB-PERIOD in progress.

5.5 The provisions related to the transfer of activities and the conversion of activities established in Sections 4.4 to 4.8 of this ANNEX shall apply to the CONTINGENT ACTIVITIES as a condition of enforceability.

Section 6. CONTROL OF ACTIVITIES.

6.1 The control and follow-up of the activities shall be carried out through the Technical Liaison Commission established in Section 8 of the EXTENSION AGREEMENT.

6.2 By March 31 of each year, the CONCESSIONAIRE shall submit a statement of progress of the activities detailing the following: (i) a comparative analysis between the enforceable REMAINING ACTIVITIES, COMMITTED ACTIVITIES, and CONTINGENT ACTIVITIES corresponding to the current sub-period, and the activities carried out in the year immediately prior to the filing, based on the information provided by the CONCESSIONAIRE under Resolution No. 2057/05 and the INPRO system, which shall coincide with each other, and (ii) a projected work schedule for the remaining term of the current sub-period.

6.3 Notwithstanding the provisions of the preceding sections, the ENFORCEMENT AUTHORITY may request additional information necessary to comply with its control powers.

Section 7. CERTIFICATION OF ACTIVITIES.

7.1 The certification of the activities and amounts established for the enforceable REMAINING ACTIVITIES, COMMITTED ACTIVITIES, and CONTINGENT ACTIVITIES, as the case may be, shall be carried out once each sub-period has ended, based on the Liaison Commission Minutes, the information provided in the sworn statement of Resolution No. 2057/05 of the Argentine Secretary of Energy, and the INPRO system.

7.2 The CERTIFICATION OF ACTIVITIES of each sub-period issued by the ENFORCEMENT AUTHORITY shall be the only instance where compliance with the commitments assumed shall be determined.

7.3 The Certification of Activities shall not imply any amendment of the powers of the ENFORCEMENT AUTHORITY in the pursuance of the control of the information obligations imposed on the CONCESSIONAIRE by Resolutions 2057/05 and No. 319/93 of the Argentine Secretary of Energy.

Section 8. ADJUSTING THE INVESTMENT PLAN.

8.1 Except in the case of an Act of God or an Event of Force Majeure, if at the end of each sub-period, the ENFORCEMENT AUTHORITY certifies the existence of a non-compliance with the committed activities, the CONCESSIONAIRE may submit, within fifteen (15) business days after receiving the notification certifying the breach, a request for the adjustment of the investment plan to remedy the above-mentioned non-compliance, according to the following alternatives:

(i) a deferral of activities to the immediately following sub-period.

(ii) a new alternative investment plan, the content of which shall be equivalent to, or more demanding than, the estimated number of the activities not performed at the time of submission, to be carried out in the immediately subsequent sub-period.

The ENFORCEMENT AUTHORITY must expressly approve or reject such a request.

8.2 In the event that the ENFORCEMENT AUTHORITY approves the adjustment of the investment plan, within thirty (30) calendar days after notification of its approval, the CONCESSIONAIRE shall grant an INVESTMENT COMPLIANCE BOND for the total amount of the readjusted activities stated in US dollars.

8.3 With the express authorization of the ENFORCEMENT AUTHORITY, the CONCESSIONAIRE may replace the amount of the INVESTMENT COMPLIANCE BOND every six months, pro rata the certification of activities submitted by the CONCESSIONAIRE.

8.4 In the event that, upon expiration of the SUB-PERIOD immediately following the approval of the adjustment of the INVESTMENT PLAN, total or partial non-compliance with the readjusted activities is verified, after prior notification to the CONCESSIONAIRE, the ENFORCEMENT AUTHORITY shall proceed to foreclose the INVESTMENT COMPLIANCE BOND.

Consolidated Activity (All fields and all categories)

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$5,704	$5,704	$5,704	$5,704	$4,167	$2,630	$—	$—	$—	$—	$—	$—	$29,612
	# Wells	3	3	3	3	2	1	—	—	—	—	—	—	15
WORKOVERS AND CONVERSIONS	USD thousand	$3,254	$3,099	$3,249	$3,843	$2,293	$2,143	$—	$—	$—	$—	$—	$—	$16,881
	# Wells	11	11	12	12	12	11	—	—	—	—	—	—	69
WELL ABANDONMENT	USD thousand	$3,620	$200	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,820
	# Wells	20	1	—	—	—	—	—	—	—	—	—	—	21
UPGRADES TO EXISTING FACILITIES	USD thousand	$502	$452	$396	$370	$372	$393	$386	$385	$391	$410	$392	$—	$4,449
NEW SURFACE FACILITIES	USD thousand	$100	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$100
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$13,179	$9,455	$9,350	$8,917	$6,831	$5,165	$386	$385	$391	$410	$392	$—	$54,863

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$13,179	$9,455	$9,350	$8,917	$6,831	$5,165	$386	$385	$391	$410	$392	$—	$54,863

LAW No. 5733 - Annex A – INVESTMENT PLAN

ENTRE LOMAS

Remaining Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$2,630	$2,630	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,260
	# Wells	1	1	—	—	—	—	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$2,630	$2,630	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,260

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$2,630	$2,630	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,260

LAW No. 5733 - Annex A – INVESTMENT PLAN

ENTRE LOMAS

Committed Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$—	$—	$2,630	$2,630	$—	$—	$—	$—	$—	$—	$—	$—	$5,260
	# Wells	—	—	1	1	—	—	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$1,257	$1,257	$1,257	$943	$943	$943	$—	$—	$—	$—	$—	$—	$6,600
	# Wells	4	4	4	3	3	3	—	—	—	—	—	—	21
WELL ABANDONMENT	USD thousand	$200	$200	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$400
	# Wells	1	1	—	—	—	—	—	—	—	—	—	—	2
UPGRADES TO EXISTING FACILITIES	USD thousand	$339	$321	$263	$230	$251	$271	$265	$264	$253	$289	$272	$—	$3,017
NEW SURFACE FACILITIES	USD thousand	$100	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$100
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$1,896	$1,778	$4,150	$3,802	$1,194	$1,214	$265	$264	$253	$289	$272	$—	$15,377

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$1,896	$1,778	$4,150	$3,802	$1,194	$1,214	$265	$264	$253	$289	$272	$—	$15,377

LAW No. 5733 - Annex A – INVESTMENT PLAN

ENTRE LOMAS

Contingent Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$—	$—	$—	$—	$2,630	$2,630	$—	$—	$—	$—	$—	$—	$5,260
	# Wells	—	—	—	—	1	1	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$—	$—	$150	$300	$300	$300	$—		$—	$—	$—	$—	$1,050
	# Wells	—	—	1	2	2	2	—	—	—	—	—	—	7
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$—	$—	$150	$300	$2,930	$2,930	$—	$—	$—	$—	$—	$—	$6,310

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$—	$—	$150	$300	$2,930	$2,930	$—	$—	$—	$—	$—	$—	$6,310

LAW No. 5733 - Annex A – INVESTMENT PLAN

25 DE MAYO – MEDANITO S.E.

Remaining Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
WORKOVERS AND CONVERSIONS	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
WELL ABANDONMENT*	USD thousand	$2,520	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,520
	# Wells	14	—	—	—	—	—	—	—	—	—	—	—	14
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$2,520	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,520

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$2,520	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,520

*	Activity to be defined as per Section 4.10.4 of this Extension Agreement.

LAW No. 5733 - Annex A – INVESTMENT PLAN

25 DE MAYO – MEDANITO S.E.

Committed Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$1,537	$1,537	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,074
	# Wells	1	1	—	—	—	—	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$1,084	$1,084	$1,084	$542	$—	$—	$—	$—	$—	$—	$—	$—	$3,794
	# Wells	4	4	4	2	—	—	—	—	—	—	—	—	14
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$104	$76	$79	$66	$66	$66	$66	$66	$68	$66	$66	$—	$787
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$2,725	$2,697	$1,162	$608	$66	$66	$66	$66	$68	$66	$66	$—	$7,654

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$2,725	$2,697	$1,162	$608	$66	$66	$66	$66	$68	$66	$66	$—	$7,654

LAW No. 5733 - Annex A – INVESTMENT PLAN

25 DE MAYO – MEDANITO S.E.

Contingent Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION											TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5		Expiration
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036
WELL DRILLING	USD thousand	$—	$—	$1,537	$1,537	$—	$—	$—	$—	$—	$—	$—	$—	$3,074
	# Wells	—	—	1	1	—	—	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$—	$—	$—	$300	$600	$450	$—	$—	$—	$—	$—	$—	$1,350
	# Wells	—	—	—	2	4	3	—	—	—	—	—	—	9
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$—	$—	$1,537	$1,837	$600	$450	$—	$—	$—	$—	$—	$—	$4,424

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$—	$—	$1,537	$1,837	$600	$450	$—	$—	$—	$—	$—	$—	$4,424

LAW No. 5733 - Annex A – INVESTMENT PLAN

JAGÜEL DE LOS MACHOS

Remaining Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION										TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
WORKOVERS AND CONVERSIONS	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
WELL ABANDONMENT*	USD thousand	$900	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$900
	# Wells	5	—	—	—	—	—	—	—	—	—	—	5
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$900	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$900

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$900	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$900

*	Activity to be defined as per Section 4.10.4 of this Extension Agreement.

LAW No. 5733 - Annex A – INVESTMENT PLAN

JAGÜEL DE LOS MACHOS

Committed Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION										TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
WELL DRILLING	USD thousand	$1,537	$1,537	$1,537	$—	$—	$—	$—	$—	$—	$—	$—	$4,611
	# Wells	1	1	1	—	—	—	—	—	—	—	—	3
WORKOVERS AND CONVERSIONS	USD thousand	$912	$608	$608	$608	$—	$—	$—	$—	$—	$—	$—	$2,737
	# Wells	3	2	2	2	—	—	—	—	—	—	—	9
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$59	$55	$55	$75	$55	$56	$55	$55	$71	$55	$55	$645
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$2,509	$2,200	$2,200	$683	$55	$56	$55	$55	$71	$55	$55	$7,994

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$2,509	$2,200	$2,200	$683	$55	$56	$55	$55	$71	$55	$55	$7,994

LAW No. 5733 - Annex A – INVESTMENT PLAN

JAGÜEL DE LOS MACHOS

Contingent Activity

INVESTMENTS IN EXPLOITATION AND EXPLORATION		REMAINING TERM	SECOND EXTENSION										TOTAL
			Sub-period 1		Sub-period 2		Sub-period 3		Sub-period 4		Sub-period 5
		2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
WELL DRILLING	USD thousand	$—	$—	$—	$1,537	$1,537	$—	$—	$—	$—	$—	$—	$3,074
	# Wells	—	—	—	1	1	—	—	—	—	—	—	2
WORKOVERS AND CONVERSIONS	USD thousand	$—	$150	$150	$150	$450	$450	$—	$—	$—	$—	$—	$1,350
	# Wells	—	1	1	1	3	3	—	—	—	—	—	9
WELL ABANDONMENT	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
UPGRADES TO EXISTING FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
NEW SURFACE FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTHER FACILITIES	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TOTAL INVESTMENT IN EXPLOITATION	USD thousand	$—	$150	$150	$1,687	$1,987	$450	$—	$—	$—	$—	$—	$4,424

REMAINING INVESTMENTS IN EXPLORATION
WELL DRILLING	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	# Wells	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INVESTMENT IN EXPLORATION	USD thousand	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

TOTAL INVESTMENT IN EXPLOITATION AND REMAINING EXPLORATION	USD thousand	$—	$150	$150	$1,687	$1,987	$450	$—	$—	$—	$—	$—	$4,424

ANNEX B – ENVIRONMENTAL REMEDIATION

Under this ANNEX, environmental liabilities are classified according to their origin, as follows:

Historical Liabilities: Those arising during the previous exploration and exploitation stages, which were not remediated at that time. These liabilities may be large-scale and complex, and they may represent a significant risk for both the environment and human health.

Current Liabilities: Those arising during the current operation stage.

Future Liabilities: Those that may arise during the abandonment stage of an oil field. These liabilities can be of various types, such as soil, groundwater or air contamination, the presence of out-of-service facilities, or loss of biodiversity.

Section 1. HISTORICAL LIABILITIES.

To determine the Historical Liabilities, the environmental Enforcement Authority will agree with the CONCESSIONAIRE on the inventory of existing liabilities and its prioritization for the relevant remediation, according to the sample spreadsheet attached hereto.

Communications. Communications will always be carried out through letters, meeting minutes, and inspection and/or violation reports. Any partial release from liabilities will be made through a technical report from the Enforcement Authority.

Final releases from liabilities will be made through an administrative act of the environmental Enforcement Authority.

Section 2. CURRENT LIABILITIES.

•	From Incidents

•	Decommissioning of Facilities

•	Repositories for Waste Stockpiles (Hazardous and Household-like Waste)

•	Pits of any Kind

Liabilities from Incidents will be fully managed through the INPRO system in compliance with all the rules issued by the environmental Enforcement Authority.

The Decommissioning of Facilities will be the result of a facility abandonment process that may potentially generate hazardous waste under Law No. 3250; therefore, the process begins by submitting an abandonment report to the Secretary of Environment and Climate Change.

The repositories for soils with hydrocarbons or stockpiles of waste defined as special by Law No. 3250 will be managed fully in accordance with the terms in that law.

Section 3. FUTURE LIABILITIES.

At the end of the concession period, there will be assets and liabilities on the surface under concession.

Some environmental liabilities that may be found are, for instance:

•	Repositories (Hazardous and Household-like Waste)

•	Historical liabilities the remediation of which has not been completed may be included in this item.

•	Current Liabilities (resulting from the operation) that are in process or the treatment of which has not yet begun.

•	Plants and Facilities that have reached the end of their useful life.

•	Wells that must be abandoned.

Six months before the end of the concession period an environmental audit of the area will be SUBMITTED to certify the environmental condition of such area; it will be performed by an external firm registered with the registry of environmental consultants and evaluated by the Secretary of Environment and Climate Change. If there are any remaining environmental liabilities, the CONCESSIONAIRE will present to the Secretary of Hydrocarbons a REMEDIATION PERFORMANCE BOND posted by the CONCESSIONAIRE to guarantee compliance of the obligations undertaken in the PREVIOUS sections, for an amount equal to the total cost of the identified liabilities.

Section 4. ABANDONMENT OF WELLS.

4.1 The CONCESSIONAIRE agrees to abandon all wells subject to Resolution No. 5/1996 of the Argentine Secretary of Energy and Resolution No. 339/SAYDS/2018 of the Secretary of Environment and Climate Change of the Province as from the commencement of this EXTENSION AGREEMENT.

4.2 Notwithstanding the dates scheduled for the final abandonment of wells contemplated in this EXTENSION AGREEMENT, the CONCESSIONAIRE agrees to:

4.2.1 Permanently abandon any well the early final abandonment of which is advisable according to its priority level according to the criteria and scope stated in Annex I of Resolution No. 5/96 of the Argentine Secretary of Energy, and Resolution No. 339/SAyDS/2018 of the Secretary of Environment and Climate Change of the Province, and/or according to the environmental risk assessed together with the Secretary of Environment and Climate Change.

4.2.2 Prior to converting a well into an injection well, nearby inactive wells that are at twice the spacing distance shall be examined to ensure their mechanical integrity through a hydraulic test and corrosion logging or applying another accepted technique in order to guarantee that there is no leak risk in the injection grid and/or any impact on aquifers. Should any anomaly be identified in such wells, they will be repaired and/or abandoned before starting any injection, according to the applicable legal rules. The parties agree that the results from this analysis will be submitted to the ENFORCEMENT AUTHORITY prior to conducting the targeted conversion.

LAW No. 5733 – Annex B – ENVIRONMENTAL REMEDIATION

ENTRE LOMAS

	Location
Environmental Situation	Field	Sector - Area - Facility	Coordinates		Remediation Methodology	Measurement Method	Unit		Quantity	Investment Amount in USD	Execution Term		Type of Monitoring and Control
			y	x							Beginning	End
Oil-Contaminated Lands	Piedras Blancas	PB-4 Battery Surroundings	2571823	5778258	Bioremediation	To be determined	m	[3]	1064.4	118,056	2024	2025	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	CB-98 Location Surroundings	2575128	5776547	Bioremediation	To be determined	m	[3]	245.7	25,312	2024	2026	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	CB.x-3 Location Surroundings	2576308	5776577	Bioremediation	To be determined	m	[3]	972.6	39,490	2024	2027	Partial/final reports
Oil-Contaminated Lands	Piedras Blancas	PB-85 Location Surroundings	2574328	5777766	Bioremediation	To be determined	m	[3]	149.4	17,448	2024	2027	Partial/final reports
Oil-Contaminated Lands	Piedras Blancas	PB-16 Location Surroundings	2572109	5777628	Bioremediation	To be determined	m	[3]	307.2	25,312	2024	2028	Partial/final reports
Oil-Contaminated Lands	Piedras Blancas	PB-84 Location Surroundings	2572455	5778621	Bioremediation	To be determined	m	[3]	280.5	25,312	2024	2028	Partial/final reports
Oil-Contaminated Lands	Piedras Blancas	PB-15 Location Surroundings, near Puesto Tilleria	2572428	5777066	Bioremediation	To be determined	m	[3]	386.7	25,312	2024	2029	Partial/final reports
Oil-Contaminated Lands	Piedras Blancas	EMC-3 and Surroundings	2573958	5776718	Bioremediation	To be determined	m	[3]	1634.4	118,056	2024	2029	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	CB-1008 Location Surroundings	2557170	5770767	Bioremediation	To be determined	m	[3]	450	29,504	2024	2030	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	Access Road to Well CB-182 Location	2579628	5774966	Bioremediation	To be determined	m	[3]	117.9	17,448	2024	2030	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	CB-54	2574828	5777062	Bioremediation	To be determined	m	[3]	—	17,450	2024	2031	Partial/final reports
Oil-Contaminated Lands	Charco Bayo	CB-25	2568828	5781222	Bioremediation	To be determined	m	[3]	450	29,504	2024	2025	Partial/final reports

										488,204

LAW No. 5733 – Annex B – ENVIRONMENTAL REMEDIATION

25 DE MAYO – MEDANITO S.E.

	Location
Environmental Situation	Field	Sector—Area—Facility	Coordinates		Remediation Methodology	Measurement Method	Unit		Quantity	Investment Amount in USD	Execution Term		Type of Monitoring and Control
			y	x							Beginning	End
Oil-Contaminated Lands	25 de Mayo/ Medanito	PBE.EN.EM-1665	-38,097,305	-67804420	Bioremediation	To be determined	m	[3]	—	14,380	2025	2027	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	YPF.RN.EM-322	-38086092	-67829740	Bioremediation	To be determined	m	[3]	—	14,380	2025	2028	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	YPF.RN.EM-681	-38040433	-67871370	Bioremediation	To be determined	m	[3]	—	14,380	2025	2029	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	PC.RN.EM-1191	-38102663	-67796790	Bioremediation	To be determined	m	[3]	—	14,380	2025	2030	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	RN.EM-1024	2603103	5785980	Bioremediation	To be determined	m	[3]	—	14,380	2025	2031	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	RN.EM-307	2601349	5785757	Bioremediation	To be determined	m	[3]	—	14,380	2025	2032	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	RN.EM-1045	2601574	5786144	Bioremediation	To be determined	m	[3]	—	14,380	2025	2033	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	RN.EM-311	2604138	5785595	Bioremediation	To be determined	m	[3]	—	14,380	2025	2034	Partial/final reports
Oil-Contaminated Lands	25 de Mayo/ Medanito	RN.EM-417	2599378	5787275	Bioremediation	To be determined	m	[3]	—	14,380	2025	2035	Partial/final reports

										129.420

LAW No. 5733 - Annex B – ENVIRONMENTAL REMEDIATION

JAGÜEL DE LOS MACHOS

Location
Environmental Situation	Field	Sector - Area - Facility	Coordinates		Remediation Methodology	Measurement Method	Unit	Quantity	Investment Amount in USD	Execution Term		Type of Monitoring and Control
			y	x						Beginning	End
No outstanding environmental issues

ANNEX C

FACILITY CONDITION AND MAINTENANCE

RULES AND PROCEDURES GOVERNING THE PROPER MAINTENANCE OF RÍO NEGRO’S ASSETS

Section 1. The rules in this Annex govern the procedures and practices aiming at meeting, at least, the basic conditions in all facilities to be used for hydrocarbon prospection, exploration, exploitation, transportation, and processing operations, to be carried out within the provincial territory to achieve the industry operative quality and security standards, to maintain the useful life of the assets delivered by the province, to make the facilities safe, to manage resources properly and efficiently, to protect the health of people and the environment through the most modern, rational and efficient resource exploitation techniques.

Section 2. The CONCESSIONAIRE agrees to constantly adapt the facilities and equipment for the facilities to remain in proper conditions and prevent them from deteriorating due to their use, to optimize the use of the assets in the concession area, and protect the environment from potential contingencies related to the activity, and to increase the value of those assets thorough investments sustained over time and submit the necessary improvements for the activity to be properly conducted.

Section 3. The CONCESSIONAIRE shall implement, when developing its EXPLOITATION CONCESSION, a FACILITY AND EQUIPMENT ADAPTATION AND MAINTENANCE PLAN on facilities and equipment needed to carry out a regular operation responsibly, using equipment in proper safe operation conditions, promoting sufficient preventive maintenance to prevent the occurrence of environmental damages and damages to the workplace, pursuant to the applicable national, provincial and municipal legal and regulatory rules.

Such program must be available to the ENFORCEMENT AUTHORITY whenever it may so request it. Also, inspectors may request information from the offices used for field operation and they shall have prompt access to that information.

Section 4. The CONCESSIONAIRE agrees to have the essential instruments necessary to properly control the operations seeing for the safety and security of the people working at the facilities, the environment and the equipment involved.

Section 5. The CONCESSIONAIRE shall meet the goals set by the ENFORCEMENT AUTHORITY: to maintain the integrity of the facilities optimizing their useful life, to keep conditions that ensure that there are no leaks and/or losses of hydrocarbons or substances that may harm the environment and people, ensuring the proper service of the facilities, with no risk for workers, the population, and the environment. Inspectors may prepare records requiring that any activities and conditionings deemed applicable by the ENFORCEMENT AUTHORITY be added to the FACILITY AND EQUIPMENT ADAPTATION AND MAINTENANCE PLAN.

Section 6. The CONCESSIONAIRE agrees to prepare a mid-term plan for facility adaptation and for the implementation of measures to reduce greenhouse gas emissions progressively.

Section 7. Any previous inspections, records and relevant photographic records performed or prepared, as applicable, by the Hydrocarbon Police Force and registered in the PROVINCIAL INFORMATION SYSTEM (the INPRO system) in the exercise of their duties will be used to determine the current condition of the facilities as from the effective date of this EXTENSION AGREEMENT.

Section 8. The CONCESSIONAIRE and/or the OPERATOR agree to notify and make available to the ENFORCEMENT AUTHORITY any information related to Maintenance Plans, results of audits on Tanks, Measurement Points (puntos de medición, PM), and Pressure-exposed Equipment, Production information, incident data, and resulting repairs in the related facilities, there being no need of a formal request by the ENFORCEMENT AUTHORITY.

Section 9. According to this Annex, the CONCESSIONAIRE agrees to comply with the following specific conditions, which are neither restrictive nor exclusive of other conditions that may be defined through inspection records, letters, or national, provincial or municipal legal and regulatory provisions that may be applicable.

9.1. INCIDENTS. If there are any environmental incidents caused by failures in the facilities, the necessary works shall be performed to adapt them as soon as possible and as provided for by the relevant authority. As regards incidents that may occur after the effective date of this agreement, the relevant environmental remediation and/or clean up tasks and facility adaptation tasks shall be carried out timely and as appropriate, and works will be performed applying the most rational, modern and efficient techniques that the Secretary of Environment and Climate Change of the Province and/or any authority replacing it may approve under the current laws.

9.2. NEW PROJECTS. New projects must be planned meeting all requirements established in this AGREEMENT and they must be submitted to the ENFORCEMENT AUTHORITY at least 6 months prior to the beginning of the respective works, whether they be new facilities or changes in design that affect the current processes. The CONCESSIONAIRE agrees to notify the ENFORCEMENT AUTHORITY about the technical construction files, audits, plans, programs, descriptive reports, blueprints, equipment data sheets, and any such information that the ENFORCEMENT AUTHORITY may deem necessary to supervise and control the projects in the concession area.

9.3. VENTING SYSTEMS.

9.3.1. Venting systems must effectively separate liquids from gases, ensure the proper gas burning through flaring stacks equipped with automatic pilots and remote ignition, thus preventing, under any circumstances, any possibility of having unburned gases released into the atmosphere.

9.3.2. All venting systems must measure vented gas, as set forth for in Resolution No. 557/2022.

9.3.3. The collected fluids must be redirected to the process safely ensuring that no spill occurs.

9.3.4. The control system of venting systems must effectively prevent any inappropriate loss of fluids.

9.3.5. In order to comply with the requirements set forth in this section within the effective term of this agreement, the ENFORCEMENT AUTHORITY will require at least the following:

a) Any necessary adaptation must follow a schedule with works being completed within the first 8 years of effectiveness of this ARGEEMENT.

b) If no gas venting measurement is available, then, installing at least one measurement point per year should be planned.

c) If gas is not flared, then, the relevant adaptation should be planned to end within the first two (2) years from the effective date of this EXTENSION AGREEMENT.

d) If gases are not properly separated from liquids, then, the necessary adaptation should be planned to reach the goals, considering at least one Venting System per year.

9.4. TANKS.

9.4.1. Within the first 6 months of effectiveness of this AGREEMENT, the CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY the list of its tanks within the area, whether they are operative or out of service, with their georeferenced location, the facility to which they belong, and their function within the process. It shall also submit an electronic file for each tank, containing the forms required by Resolution No. 785/2005.

9.4.2. In the case of tanks that have not been registered as set forth in that resolution, at least a history of internal and external inspections, leak prevention systems, audits performed during the useful life of each tank, the results and execution of any corrective actions performed based on the audits, and tank repair plans shall be presented.

9.4.3. Throughout the effective term of the EXTENSION AGREEMENT, the following shall be performed: an Exam Plan, including Routine Operational Exams and Condition Exams, which will be carried out with such frequency as set forth in Resolution No. 785/2005 or in such rule as may replace it in the future, and all that information shall be documented and filed and made available to inspectors at all times. In addition, the CONCESSIONAIRE shall have an Inspection Plan Based on Risks and Inspection Plans Based on Intervals defined by API 653.

9.4.4. An inspector of the Secretary of Hydrocarbons shall be present at all inspections, and notice of those inspections must be given at least 10 days in advance.

9.4.5. If the OPERATOR has unregistered tanks, it shall comply with this requirement within the first year of the exploitation concession of the area by generating its Form A1.

9.4.6. Any tank lacking the updated audits required by Resolution No. 785/2005, or any tank that the ENFORCEMENT AUTHORITY deems subject to auditing—even if such audit is not yet due under the frequency established by the regulation—shall be audited within the first year of the exploitation concession for the area.

9.4.7. If the operator has more than 5 tanks that were not audited as set forth in the stated resolution, then an update plan contemplating at least 3 audits per year as from the first year of the exploitation concession shall be submitted to fulfill the requirements established in this section within the effective term of this AGREEMENT.

9.4.8. The audits resulting from the inspections on the equipment must be submitted to the ENFORCEMENT AUTHORITY and they will be deemed completed when all the adaptations recommended by such audits have been made and approved by a subsequent audit.

9.4.9. The adaptations required as a result of such audits must be performed within the current year in which the audits were conducted. Otherwise, a duly reasoned conditioning schedule shall be submitted subject to approval by the ENFORCEMENT AUTHORITY.

9.4.10. The ENFORCEMENT AUTHORITY may request, whenever it deems it necessary, the tank fitness-for-service evaluation set forth in API 579, that provides criteria for tank fitness-for-service evaluation by an Authorized Inspector or tank Engineers trained to conduct such evaluation.

9.5. PRESSURE-EXPOSED EQUIPMENT.

9.5.1. Within the first 6 months of effectiveness of this AGREEMENT, the CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY the list of its pressure-exposed equipment within the area, whether operative or out of service, with their georeferenced location, the facility to which they belong, and their function within the process. It shall also submit an electronic file for each piece of equipment, containing the results of the most recent inspection of the equipment, measures taken based on those results, resulting repairs, classification of the containers’ risks, interval of inspections according to their risk classification or inspection program that ensures the mechanical integrity of containers is fit for the intended service.

9.5.2. An inspector of the Secretary of Hydrocarbons shall be present at all inspections, and notice of those inspections must be given at least 10 days in advance.

9.5.3. For pressure-exposed equipment not inspected within the last 5 years, an inspection shall be scheduled within the first 2 years of the beginning of this AGREEMENT.

9.5.4. The audits resulting from equipment inspections must be submitted to the ENFORCEMENT AUTHORITY and they will be deemed completed when all the adaptations recommended by such audits have been made and approved by a subsequent audit.

9.5.5. Any adaptation required as a result of the stated audits must follow a schedule to end within the first 8 years of effectiveness of this AGREEMENT, with a rate of progress of at least 20% per year as from the third effective year of this agreement.

9.5.6. The ENFORCEMENT AUTHORITY may request, whenever it deems it necessary, the pressure-exposed equipment fitness-for-service evaluation set forth in API 579, which provides criteria for equipment fitness-for-service evaluation by an Authorized Inspector or Engineers trained to conduct such evaluation.

9.6. MEASUREMENT OF GAS FOR INTERNAL CONSUMPTION.

9.6.1. Within the first effective year of this AGREEMENT, the OPERATOR shall establish a method for the direct measurement of gas for internal consumption of all its facilities, using the proper equipment. The ENFORCEMENT AUTHORITY shall agree to the proposed strategy.

9.7. OUT-OF-SERVICE FACILITIES.

9.7.1. Any facility installed in the CONCESSION AREA must be necessary to get the maximum possible production from it.

9.7.2 If any out-of-service equipment is transferred to other facilities or other concession areas within or without the Province, such transfer must be previously notified and explained through a letter to the ENFORCEMENT AUTHORITY and must be authorized by that authority.

9.7.3. The operator must submit a report detailing the integrity studies of equipment that has been out of service for more than 24 months, demonstrating its usefulness. Otherwise, such equipment must be decommissioned from the fields, properly disposed of, and removed from the site where it was located, as stated in the Environmental Impact Study.

9.7.4. For out-of-service equipment to be removed from the concession area, an abandonment schedule shall be set with a rate of progress of 10% per year.

9.8. LIQUID LEAK CONTAINMENT.

All pressure-exposed equipment, collectors, manifolds, pumps, heaters, two or more fittings together that interrupt the continuity of piping and increase the risk of liquid leaks, must have concrete basins with curbs or channels to contain such leaks.

Purges in separators must be connected to a collection system that ensures the proper recovery and recirculation of fluids. Pumps must be housed within an enclosure with a waterproofed floor that covers all their connections, and their spill collector must be connected to the battery drainage system to recover any spills that may occur during operation and/or repair works.

Thus, potential leak containment measures should be taken to minimize the impact and the harmful effects on environment as much as possible, thus facilitating the removal and cleaning of such equipment.

9.9. FISCAL MEASUREMENT POINTS.

9.9.1. The CONCESSIONAIRE shall optimize its measurement systems, as set forth in ARTICLE 1 of Resolution No. 435/2004 of the Argentine Secretary of Energy (Secretaría de Energía de la Nación, SEN). All possible resources must be provided to guarantee the use of “a reliable production measurement system with an error of less than ZERO POINT ONE PER CENT (0.1%) at the transfer point of the exploration permit or exploitation concession to the transportation concession, refinery or land transportation system.”

9.9.2. If the CONCESSIONAIRE lacks financial resources or operative possibilities to comply with this requirement, it shall submit a written request with a proper explanation, and it will be at the discretion of the ENFORCEMENT AUTHORITY to grant permission to carry out an alternative production measurement.

9.9.3. The Points and/or Facilities contemplated in Resolution No. 557/2022 or Resolution No. 318/2012, as applicable, must be registered in the “REGISTRATION SYSTEM”, and they shall keep the data in that system updated.

9.9.4. The CONCESSIONAIRE shall maintain, calibrate, and verify the measurement points, instruments, equipment and all their components, according to the detail and frequency set forth in Resolution No. 557/2022.

9.9.5. The facilities mentioned in Item 3, Paragraph D, of the Sub-Annex included in Resolution No. 557/2022 will not require any regular audits, unless the ENFORCEMENT AUTHORITY requires the performance of an exceptional audit.

9.9.6. An inspector of the Secretary of Hydrocarbons shall be present at all inspections or when maintenance, calibration, and verification tasks are performed, and notice of those inspections and tasks must be given at least 10 days in advance.

9.9.7. In the case of Measurement Points, instruments, equipment and all their components that have not been inspected, maintained, calibrated and verified as established by Resolution No. 557/2022, they will be scheduled for inspection, maintenance, calibration and verification, to be performed within the first 6 months of effectiveness of this AGREEMENT.

9.9.8. Audits resulting from inspections conducted on the equipment must be submitted to the ENFORCEMENT AUTHORITY. Such audits will be deemed completed when all the adaptations recommended by them have been performed and accepted through a subsequent audit to be conducted within the next 6 months. If the CONCESSIONAIRE is unable to make the adjustments within 6 months, it shall send a letter duly explaining the reasons for that failure and offering an alternative, subject to approval by the ENFORCEMENT AUTHORITY.

9.9.9. The CONCESSIONAIRE shall certify the metering point, where the production is to be released from the exploitation concession area, as provided for in Resolution No. 557/2022, within the first 12 months of effectiveness of this AGREEMENT. If the CONCESSIONAIRE is unable to certify its Measurement Points, it shall send a letter duly explaining the reasons for that failure, subject to approval by the ENFORCEMENT AUTHORITY.

9.10. GAS RECOVERY AND UTILIZATION.

When batteries and plants located within the provincial territory must process light crude oils with high vapor pressure, i.e., with a high degree of evaporation, all their equipment must be connected to a gas recovery system through their vent ports, relief valves, and elements related to process control or safety.

When the low gas-to-oil ratio does not justify the economic and operational feasibility of using the gas produced, and this ratio falls below the values established in Article 5 of Law Q No. 2175, the gas may be directed to flaring through properly designed venting systems.

In the case of heavy or intermediate crude oils with a low amount of gas in solution, the breathing gas recovery system of the equipment related to the processes shall be equipped with elements the discharges of which will be connected to a vent stack to be flared.

9.10.1. The CONCESSIONAIRE shall develop an action plan improving the plant and battery processes of all the concession area in order to recover gases safely and efficiently, burning them if it is not advisable to properly utilize such gases and preventing them from being freely released to the atmosphere.

Such project shall be implemented after the fifth effective year of this Extension, starting by those plants that process higher flows of gas and/or that operate lighter crude oils.

9.10.2 Jointly with the ENFORCEMENT AUTHORITY, a plan must be developed to capture gases unintentionally emitted into the atmosphere, classified as fugitive emissions, originating from pressurized equipment, tanks, compressors, relief valves, safety valves, pressure and vacuum valves, flame arresters, etc., which must be connected to gas venting systems to be properly burned through venting flares or pits. Additionally, an appropriate strategy must be planned to capture fugitive emissions and progressively reduce their release.

9.11. SAFETY VALVES.

The safety valves in all facilities shall undergo calibration at least annually when they work with sweet gas and every 6 months if they work with gas containing sulfur.

9.12. TRANSPORTATION CONCESSIONS.

The provisions in Law Q No. 5594 shall be observed.

9.13. RECOVERY CHAMBERS.

Within the first 6 months of effectiveness of this AGREEMENT, the CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY a report with the integrity assessments of all the liquid recovery chambers and the tightness assessment of those chambers. All those chambers which are not tight enough shall be removed from operation immediately, and all necessary measures shall be taken so that the related facility may continue operating as usual. The relevant chamber shall be repaired to be used again under the express authorization of the ENFORCEMENT AUTHORITY.

9.14. CELLARS.

Within the first 6 months of effectiveness of this AGREEMENT, the CONCESSIONAIRE shall submit to the ENFORCEMENT AUTHORITY a program on a well-by-well basis stating the frequency for purging and cleaning the well cellars.

9.15. ROADS.

A road maintenance and optimization program shall be submitted quarterly.

9.16. EMERGENCY PITS.

All emergency pits must be empty and clean during normal operations. They must also be prepared to prevent contingencies, and they may not be used for standard procedures, but only for unforeseen events inherent to the operation or contingencies. The facilities must have pits according to the most rational, modern and/or efficient techniques that the Secretary of Environment and Climate Change of the Province and/or the authority replacing it may approve according to the current laws.

9.17. HYDROCARBONS AND BY-PRODUCTS FROM OTHER PROVINCES.

The CONCESSIONAIRE and/or the OPERATOR shall report any receipt of hydrocarbons and by-products coming from other concession areas or provinces. The relevant Fluid Reception Operating Procedure shall be submitted to the ENFORCEMENT AUTHORITY for evaluation. In addition, the receipt of produced water, hazardous waste, slop, and any product or by-product intended for treatment or final disposal within the territory of Río Negro must be reported.

9.18. VENT EXEMPTION REQUEST.

Vent exemption requests must be made in writing to the ENFORCEMENT AUTHORITY at least 10 running days in advance.

Any accidental gas venting resulting from plant or equipment failure, such as treatment or compression equipment, are deemed contaminating incidents and, thus, the companies operating such plants or equipment shall comply with the provisions in Resolution SEN No. 143/1998. In the case of the PROVINCE OF RÍO NEGRO, the provisions in Decree No. 656/2004 and Resolution No. 2/2012 are applicable; thus, those environmental incidents must be reported in the INPRO system.

Each scheduled exemption, whichever the venting term required by the operation may be, must be requested through a specific submission stating in each case the cause for the exemption that may eventually apply and the estimated maximum gas flow to be vented, as and when set forth in Resolution No. 143/1998.

9.19. PIPELINES.

Whenever there are repeated (multiple) ruptures of a pipeline or pipe within less than 10 lineal meters and in a maximum of a 12-month period, the company shall carry out an integrity assessment to evaluate if it should be replaced or alternatively repaired, rehabilitated through coatings or new technologies.

Submit that study to the ENFORCEMENT AUTHORITY with an explanation of the measures to be taken and stated dates of execution.

With those results, the ENFORCEMENT AUTHORITY may intervene in the measures taken, request different adaptations, more information or other type of method to assess the pipeline integrity.

The ENFORCEMENT AUTHORITY states that, if the CONCESSIONAIRE fails to comply timely and as appropriate, it will be subject to the violation report process stated in Section 4.7 of the EXTENSION AGREEMENT and the relevant sanctions may be imposed to it.

ANNEX C – ENTRE LOMAS –

Agreement on Specific Terms and Conditions

The CONCESSIONAIRE agrees to duly remedy the objections regarding the facilities made by the ENFORCEMENT AUTHORITY and notified through Letter No. 445/24 of the Secretary of Hydrocarbons.

The articles of Annex C with the specific features of the Entre Lomas concession area are mentioned below. Please note that articles unrelated to the area or not requiring a review/delivery of information are not included.

Article 9.2. New Projects

An annual plan will be submitted in connection with new projects to be executed in that period.

Information Delivery Date: March—Annually

Article 9.3. Venting Systems

Articles 9.3.1 - 9.3.3 - 9.3.4 - 9.3.5.a - 9.3.5.d

The compressor stations (EMC) and the gas plant (PTG) have a KOD in the venting lines, which ensure that there are no fluids in the flare stacks.

A risk analysis of the batteries will be performed, and it will include the adaptation plan where High-Level sensors are placed. These HIGH-LEVEL sensors will be linked to the SCADA system.

There are 12 batteries in RN.

The plan is to adapt 3 batteries every year, with the execution plan being submitted in May 2025

Information Delivery Date: May 2025

Article 9.3.2 All Venting Systems Must Measure the Vented Gases in Compliance with Resolution No. 557/22

Batteries, compressor stations (EMC) and the gas plant (PTG) have venting measurements. For sensor calibration, sensors must be removed and sent to the representative for calibration. That will require the shutdown of the plant or compressors.

An instrument calibration plan will be delivered.

Information Delivery Date: March 2025

Article 9.3.5.c Where Gases Do Not Flare, then the Relevant Adaptations Shall Be Scheduled to be Completed within the First Two Years of the Extension

A detailed examination of the missing batteries will be conducted, and the pluriannual plan of necessary adaptations will be delivered in March 2025.

Information Delivery Date: March 2025

Section 9.4. Tanks

Article 9.4.

A list of tanks will be delivered stating their location and function within the process and the facility to which they belong.

Information Delivery Date: March 2025

Article 9.4.2 List of Tanks-Files

Each tank has technical information, inspections and audits.

All the available information complies with the technical, environmental and mechanical integrity requirements contemplated in the local regulations (Resolution No. 785/05, and No. 404/94, etc. of the Argentine Secretary of Energy) and in international rules and standards (API 653, API 575, etc.).

A list will be delivered.

Information Delivery Date: March 2025

Article 9.4.3 Annual Plan

There is an annual plan that complies with local regulations (Resolution SE No. 785/05, Resolution No. 404/94, etc.) and international rules and standards (API 653, API 575, etc.).

Information is available for delivery.

Information Delivery Date: December 2024

Article 9.4.5 Tank Registration

Tanks are registered with the Argentine Secretary of Energy, with their relevant forms according to Resolution No. 785/05. The information delivery date is for the review of a facility not in a registered location.

Information Delivery Date: December 2024

Article 9.4.6 Audit Plan

There are more than 5 tanks without updated audits; thus, a plan established according to item 9.4.7 is executed (see that item).

A detailed plan will be delivered with the equipment.

Information Delivery Date: December 2024

Article 9.4.7 (+5 unaudited tks - adaptation plan)

An audit plan was submitted in the Concession Extension Plan

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
ICTI	16	13	7	9	11	14	15	15	10	8	0
ECE	4	4	3	5	0	1	0	0	0	0	0
A5	3	0	0	0	0	0	0	0	0	0	0

Information Delivery Date: Submitted

Section 9.5. Pressure-Exposed Equipment

Article 9.5. Separators

A list of pressure-exposed equipment will be submitted together with their respective files and an annual maintenance schedule. Information Delivery Date: June 2025

Article 9.5.2 - 9.5.3 - 9.5.6 Separators-Plans

The pluriannual activity plan arises from a Risk analysis according to API 580/581, from which the RSAP inspection plans detailed in the table attached arise.

Adaptations, new inspection dates, remaining useful life of the facility, etc. are scheduled based on the inspection results.

Activity	EMC1	EMC2	EMC3	EMC4	EMC5	ELO BATTERY	Grand Total
2025	54	54	42				150
2026				30	28		58
2027				3	3	88	94
Grand Total	54	54	42	33	31	88	302

A thorough pluriannual plan will be delivered as stated above.

Information Delivery Date: December 2024

Article 9.6 Measurement of Gas for Consumption -Direct Measurement

A plan to calibrate measurement points will be submitted.

Information Delivery Date: June 2025

Article 9.7.3 - 9.7.4 Out-of-Service Facilities

An integrity assessment will be submitted for equipment that has been out of service for over 24 months, together with an abandonment plan when applicable.

Information Delivery Date: June 2025

Article 9.8 Leak Containment

The records prepared by the Enforcement Authority will be used for this item; the relevant adaptations and dates are stated in the facility adaptation spreadsheet attached to the agreement.

9.9 Fiscal Measurement Points

Article 9.9.1 Resolution No. 435/2004 of the Argentine Secretary of Energy.

Delivery of the relevant calibration certificates under SEN 435, April 2025

We have skids according to Resolution No. 435/2004 for ELO NQN.

Information Delivery Date: April 2025

Articles 9.9.3 - 9.9.9 Registration of the Points or Facilities Contemplated in Resolution No. 557/22

Review the points for registration with the SE.

Information Delivery Date: June 2025

Articles 9.9.4 y 9.9.6 Calibration and Maintenance at PM as Frequently as Stated in Resolution No. 557/22.

Calibrations are made according to the calibration plan in Resolution No. 557/22.

PM GAS: Performed according to the dates stated in the resolution

PM VENTS: They should be calibrated. Overdue.

The calibration certificates will be delivered in May 2025

Information Delivery Date: May 2025

Articles 9.9.7 - 9.9.8 PM Audits

Audits are scheduled to be performed between December 2024 and March 2025 for the following PM:

PM93 PTG ELO

The relevant PM calibration certificates will be delivered in May 2025.

Information Delivery Date: May 2025

Article 9.9.10 Gas Recovery and Utilization in Batteries and Plants: Release Elements.

An analysis will be performed to define if the values are below those set forth in Article 5, and once that is defined, it will be determined if the development of a gas recovery project is economically feasible.

An analysis will be submitted, and it will serve as the basis for the annual plan.

Information Delivery Date: June 2025

Article 9.11. Safety Valves

PSV are calibrated annually. In areas with a high level of sulfur, the system has a rupture disk in parallel to a valve; thus, in the event of overpressure, it has a dual discharge capacity.

Certificates for 2024 will be delivered in April 2025 upon compliance with the calibration plan.

Information Delivery Date: April 2025

Article 9.13 Recovery Chambers

In the case of batteries/plants, they must have devices for gauging ground water; tightness is determined with them. Those devices will be evaluated to determine their conditions in each case. A report with the evaluation performed will be delivered.

Information Delivery Date: June 2025

Article 9.14 Cellars

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.15 Roads

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.16 Emergency Pits

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.17 HC and By-Products from Other Provinces

They will be evaluated and, if something is required, an adaptation plan will be prepared.

Evaluating means to check which companies are delivering or will deliver in the future, to analyze the impact of the treatment by VISTA of crude oil derived to the Crude Treatment Plant-ELO.

Information Delivery Date: March 2025

Article 9.18 Vent Exemption Request

The requests will be notified as specified in the format required by the Enforcement Authority.

Information Delivery Date: June 2025

Article 9.19 Pipelines

Whenever there are multiple ruptures of a pipeline or pipe within less than 10 lineal meters and in a maximum of a 12-month period, the company shall carry out an integrity assessment and consider some kind of repair or replacement, as applicable.

Risk matrices were developed for the pipelines and flowlines installed in the fields.

These analyses resulted in replacement and inspection plans, which are shown in the table below:

ACTIVITIES OF ENTRE LOMAS’ PIPELINES
STRATEGY	Uni	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Slow Walk-through or Patrol Inspection-ME	Km	127.6	136.2	136.2	136.2	136.2	136.2	136.2	136.2	136.2	136.2	136.2
Flowline Replacement	No. of Lines-Tranches	17	14	17	17	17	14	14	13	13	13	13
Pipeline Cathodic Protection (On-Off)	No. of Pipelines	62	62	59	62	55	55	55	55	55	55	55
Cathodic Protection CIPS-DCVG	No. of Pipelines	9	5	6	7	7	7	10	14	10	10	8
Pipeline Cleaning Run	No. of Pipelines	4	5	6	7	5	6	7	7	8	10	8
Intelligent Pig Run	No. of Pipelines	0	0	0	0	1	2	0	0	0	1	2
Adjustments in Several Pipelines	No. of Pipelines	0	4	5	2	4	5	5	4	5	4	3

Flowline and Trunk Pipeline Maintenance and Replacement Plans will be delivered in June 2025

Information Delivery Date: June 2025

SCHEDULE FOR THE DELIVERY OF DOCUMENTS AND RISK ANALYSES

The CONCESSIONAIRE agrees to prepare and deliver to the ENFORCEMENT AUTHORITY the Descriptive Reports and Risk Analyses for Batteries 1, 2, 3, 4, 5, and 6 of Charco Bayo in April 2025.

The Descriptive Reports and Risk Analyses for Batteries 1,2, 4, 6, 7, and 8 of Piedras Blancas will be delivered in May 2025.

The Descriptive Reports for the Gas Treatment Plant and Motor-compressor Stations 1, 2, and 4, and the Risk Analyses for Motor-compressor Stations 3 and 4, and for the Gas Treatment Plant will be delivered in June 2025.

ANNEX C – 25 DE MAYO – MEDANITO SE –

Specific Terms and Conditions

The CONCESSIONAIRE agrees to duly remedy the objections regarding the facilities made by the ENFORCEMENT AUTHORITY and notified through Letter No. 445/24 of the Secretary of Hydrocarbons.

The articles of Annex C with the specific features of the 25 de Mayo – Medanito SE concession area are mentioned below. Please note that articles unrelated to the area or not requiring a review/delivery of information are not included.

Article 9.2. New Projects

An annual plan will be submitted in connection with new projects to be executed in that period.

Information Delivery Date: March—Annually

Article 9.3. Venting Systems

Articles 9.3.1 - 9.3.3 - 9.3.4 - 9.3.5.a - 9.3.5.d

The batteries are equipped with High-Level sensors in the battery two-phase separators that prevent the passage of liquids into the burn pit.

A list of two-phase separators and high-level sensors will be provided.

Information Delivery Date: May 2025

Article 9.3.2 All Venting Systems Must Measure the Vented Gases in Compliance with Resolution No. 557/22

The batteries are equipped with venting measurements. For sensor calibration, sensors must be removed and sent to the representative for calibration.

An instrument calibration plan will be delivered.

Information Delivery Date: March 2025

Section 9.4. Tanks

Article 9.4.

A list of tanks will be delivered stating their location and function within the process and the facility to which they belong.

Information Delivery Date: March 2025

Article 9.4.2 List of Tanks-Files

Each tank has technical information, inspections and audits.

All the available information complies with the technical, environmental and mechanical integrity requirements contemplated in the local regulations (Resolution No. 785/05, and No. 404/94, etc. of the Argentine Secretary of Energy) and in international rules and standards (API 653, API 575, etc.).

A list will be delivered.

Information Delivery Date: March 2025

Article 9.4.3 Annual Plan

There is an annual plan that complies with local regulations (Resolution SE No. 785/05, Resolution No. 404/94, etc.) and international rules and standards (API 653, API 575, etc.).

Information is available for delivery.

Information Delivery Date: December 2024

Article 9.4.5 Tank Registration

Tanks are registered with the Argentine Secretary of Energy, with their relevant forms according to Resolution No. 785/05. The information delivery date is for the review of a facility not in a registered location.

Information Delivery Date: December 2024

Article 9.4.6 Audit Plan

There are more than 5 tanks without updated audits; thus, a plan established according to item 9.4.7 is executed (see that item).

A detailed plan will be delivered with the equipment.

Information Delivery Date: December 2024

Article 9.4.7 (+5 unaudited tks - adaptation plan 2024)

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
ICTI	16	13	7	9	11	14	15	15	10	8	0
ECE	4	4	3	5	0	1	0	0	0	0	0
A5	3	0	0	0	0	0	0	0	0	0	0

Information Delivery Date: Submitted

Section 9.5. Pressure-exposed Equipment

Article 9.5. Separators

RSAP Georeferencing – Studies – Repairs

A list of pressure-exposed equipment will be submitted, together with their respective files and maintenance schedule.

Information Delivery Date: June 2025

Articles 9.5.2 - 9.5.3 - 9.5.6 Separators-Plans

The pluriannual activity plan arises from a Risk analysis according to API 580/581, from which the RSAP inspection plans detailed in the table attached arise.

Adaptations, new inspection dates, remaining useful life of the facility, etc. are scheduled based on the inspection results.

ACTIVITIES	BATTERIES	Grand Total
2025	10	10
2026	5	5
	Grand total	15

A thorough pluriannual plan will be delivered as stated above.

Information Delivery Date: December 2024

Article 9.6 - Measurement of Gas for Consumption -Direct Measurement

A plan to calibrate measurement points will be submitted.

Information Delivery Date: June 2025

Articles 9.7.3 - 9.7.4 Out-of-Service Facilities

An integrity assessment will be submitted for equipment that has been out of service for over 24 months, together with an abandonment plan when applicable.

Information Delivery Date: June 2025

Article 9.8 Leak Containment

The records prepared by the Enforcement Authority will be used for this item; the relevant adaptations and dates are stated in the facility adaptation spreadsheet attached to the agreement.

9.9 Fiscal Measurement Points

Articles 9.9.3 - 9.9.9 Registration of the Points or Facilities Contemplated in Resolution No. 557/22.

Review the points for registration with the SE.

Information Delivery Date: May 2025

Articles 9.9.4 y 9.9.6 Calibration and Maintenance at PM as Frequently as Stated in Resolution No. 557/22.

Calibration dates must be adjusted in all cases according to the provisions of Resolution No. 557/22.

LACT UNIT MEDANITO: It is performed at the established dates.

PM GAS: Performed according to the dates stated in the resolution.

The calibration certificates will be delivered in May 2025

Information Delivery Date: May 2025

Articles 9.9.7 - 9.9.8 PM Audits

Audits are scheduled to be performed between December 2024 and March 2025 for the following PM:

LACT UNIT MEDANITO

For the remaining PM, audits must be reviewed/scheduled:

PM73 y PM35 MEDANITO: Audit plan shall be delivered in April 2025

Information Delivery Date: April 2025

Article 9.9.10 Gas Recovery and Utilization in Batteries and Plants: Release Elements.

An analysis will be performed to define if the values are below those set forth in Article 5, and once that is defined, it will be determined if the development of a gas recovery project is economically feasible.

An analysis will be submitted, and it will serve as the basis for the annual plan.

Information Delivery Date: June 2025

Article 9.11. Safety Valves

PSV are calibrated annually. In areas with a high level of sulfur, the system has a rupture disk in parallel to a valve; thus, in the event of overpressure, it has a dual discharge capacity.

Certificates for 2024 will be delivered in April 2025 upon compliance with the calibration plan.

Information Delivery Date: April 2025

Article 9.13 Recovery Chambers

In the case of batteries/EMC/plants, they must have devices for gauging ground water; tightness is determined with them. Those devices will be evaluated to determine their conditions in each case. A report with the evaluation performed will be delivered.

Information Delivery Date: June 2025

Article 9.14 Cellars

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.15 Roads

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.16 Emergency Pits

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.17 HC and By-Products from Other Provinces

They will be evaluated and, if something is required, an adaptation plan will be prepared.

Evaluating means checking which companies are delivering, or will deliver in the future, to PTC-PIAS Medanito Plant.

Information Delivery Date: March 2025

Article 9.18 Vent Exemption Request

The requests will be notified as specified in the format required by the Enforcement Authority.

Information Delivery Date: June 2025

Article 9.19 Pipelines

Whenever there are multiple ruptures of a pipeline or pipe within less than 10 lineal meters and in a maximum of a 12-month period, the company shall carry out an integrity assessment and consider some kind of repair or replacement, as applicable.

Risk matrices were developed for the pipelines and flowlines installed in the fields.

These analyses resulted in replacement and inspection plans, which are shown in the table below:

ACTIVITIES OF MEDANITO’S PIPELINES
STRATEGY	Units	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Slow Walk-through or Patrol Inspection-ME	Km	24,4	26,0	26,0	26,0	26,0	26,0	26,0	26,0	26,0	26,0	26,0
Flowline Replacement	No. of Lines-Tranches	1	1	1	1	1	1	1	1	1	1	1
Pipeline Cathodic Protection (On-Off)	No. of Pipelines	3	3	2	3	2	2	2	2	2	2	2
Cathodic Protection CIPS-DCVG	No. of Pipelines	1	1	1	1	1	1	2	2	2	1	1
Pipeline Cleaning Run	No. of Pipelines	1	1	1	1	1	1	1	1	1	2	1
Intelligent Pig Run/ERFV Trial	No. of Pipelines	1	0	0	0	0	1	0	0	0	0	1
Adjustments in Several Pipelines	No. of Pipelines	4	2	2	2	1	2	2	1	1	1	1

Flowline and Trunk Pipeline Maintenance and Replacement Plans will be delivered in June 2025

Information Delivery Date: June 2025

ANNEX C – JAGÜEL DE LOS MACHOS –

Specific Terms and Conditions

The CONCESSIONAIRE agrees to duly remedy the objections regarding the facilities made by the ENFORCEMENT AUTHORITY and notified through Letter No. 445/24 of the Secretary of Hydrocarbons.

The articles of Annex C with the specific features of the Jagüel de los Machos concession area are mentioned below. Please note that articles unrelated to the area or not requiring a review/delivery of information are not included.

Article 9.2. NEW PROJECTS

An annual plan will be submitted in connection with new projects to be executed in that period.

Information Delivery Date: March—Annually

Article 9.3. VENTING SYSTEMS

Articles 9.3.1 - 9.3.3 - 9.3.4 - 9.3.5.a - 9.3.5.d

The batteries are equipped with High-Level sensors in the battery two-phase separators which prevent the passage of liquids into the burn pit.

A list of two-phase separators and high-level sensors will be provided.

Information Delivery Date: May 2025

Article 9.3.2 All Venting Systems Must Measure the Vented Gases in Compliance with Resolution No. 557/22

The batteries are equipped with venting measurements. For sensor calibration, sensors must be removed and sent to the representative for calibration.

An instrument calibration plan will be delivered.

Information Delivery Date: March 2025

Section 9.4. TANKS

Article 9.4.

A list of tanks will be delivered stating their location and function within the process and the facility to which they belong.

Information Delivery Date: March 2025

Article 9.4.2

Each tank has technical information, inspections and audits.

All the available information complies with the technical, environmental and mechanical integrity requirements contemplated in the local regulations (Resolution No. 785/05, and No. 404/94, etc. of the Argentine Secretary of Energy) and in international rules and standards (API 653, API 575, etc.).

A list will be delivered.

Information Delivery Date: March 2025

Article 9.4.3

There is an annual plan that complies with local regulations (Resolution SE No. 785/05, Resolution No. 404/94, etc.) and international rules and standards (API 653, API 575, etc.).

Information is available for delivery.

Information Delivery Date: December 2024

Article 9.4.6

There are more than 5 tanks without updated audits; thus, a plan established according to item 9.4.7 is executed (see that item).

A detailed plan will be delivered annually.

Information Delivery Date: December 2024

Article 9.4.7 (+5 unaudited tks - adaptation plan)

An audit plan was submitted in the Concession Extension Plan

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
ICTI	16	13	7	9	11	14	15	15	10	8	0
ECE	4	4	3	5	0	1	0	0	0	0	0
A5	3	0	0	0	0	0	0	0	0	0	0

A detailed plan will be delivered annually.

Information Delivery Date: December 2024

Article 9.5. PRESSURE-EXPOSED EQUIPMENT

Article 9.5.1

A list of pressure-exposed equipment will be submitted together with their respective files and an annual maintenance schedule.

Information Delivery Date: March 2025

Article 9.5.2 - 9.5.3 - 9.5.6 Separators-Plans

The pluriannual activity plan arises from a Risk analysis according to API 580/581, from which the RSAP inspection plans detailed in the table attached arise.

Adaptations, new inspection dates, remaining useful life of the facility, etc. are scheduled based on the inspection results.

ACTIVITIES	BATTERIES	Grand Total
2025	3	3
2026	3	3
	Grand total	6

A thorough pluriannual plan will be delivered as stated above.

Information Delivery Date: December 2024

Articles 9.7.3 - 9.7.4

An integrity assessment will be submitted for equipment that has been out of service for over 24 months, together with an abandonment plan when applicable.

Information Delivery Date: June 2025

Article 9.8

The records prepared by the Enforcement Authority will be used for this item; the relevant adaptations and dates are stated in the facility adaptation spreadsheet attached to the agreement.

Article 9.9: FISCAL MEASUREMENT POINTS

Article 9.9.1 Resolution No. 435/2004 of the Argentine Secretary of Energy.

It does not have a meter in compliance with RES 435.

There is a measurement skid that measures everything coming from RN at the PTC inlet.

A technical report will be provided.

Information Delivery Date: June 2025

Article 9.9.2

An analysis will be delivered together with a technical report as per Article 9.9.1.

Information Delivery Date: June 2025

Articles 9.9.3 - 9.9.9

Items will be checked and registration will be made with the SE.

Information Delivery Date: January 2025

Articles 9.9.4 y 9.9.6

Calibration dates must be adjusted in all cases according to the provisions of Resolution No. 557/22.

PM GAS: Performed according to the dates stated in the resolution.

A maintenance and calibration plan will be submitted.

Information Delivery Date: May 2025

9.9.7 - 9.9.8 PM Audits

Audits are scheduled to be performed between December 2024 and March 2025 for the following PM:

PM76 JDM

Calibration certificates will be delivered in April 2025.

Information Delivery Date: April 2025

Article 9.9.10

An analysis will be performed to define if the values are below those set forth in Article 5, and once that is defined, it will be determined if the development of a gas recovery project is economically feasible.

An analysis will be submitted, and it will serve as the basis for the annual plan.

Information Delivery Date: June 2025

Article 9.11. SAFETY VALVES

PSV are calibrated annually. In areas with a high level of sulfur, the system has a rupture disk in parallel to a valve; thus, in the event of overpressure, it has a dual discharge capacity.

Certificates for 2024 will be delivered in April 2025 upon compliance with the calibration plan.

Information Delivery Date: April 2025

Article 9.13 RECOVERY CHAMBERS

In the case of batteries/plants, they must have devices for gauging ground water; tightness is determined with them. Those devices will be evaluated to determine their conditions in each case. A report with the evaluation performed will be delivered.

Information Delivery Date: June 2025

Article 9.14 CELLARS

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.15 ROADS

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.16 EMERGENCY PITS

Their conditions will be evaluated and a plan will be developed based on them. A report with the evaluation performed will be distributed.

Information Delivery Date: June 2025

Article 9.18 VENT EXEMPTION REQUEST

The information requested will be filed to the Enforcement Authority.

Information Delivery Date: June 2025

Article 9.19 PIPELINES

Whenever there are multiple ruptures of a pipeline or pipe within less than 10 lineal meters and in a maximum of a 12-month period, the company shall carry out an integrity assessment and consider some kind of repair or replacement, as applicable.

Risk matrices were developed for the pipelines and flowlines installed in the fields.

These analyses resulted in replacement and inspection plans, which are shown in the table below:

ACTIVITIES OF JAGÜEL DE LOS MACHOS’ PIPELINES
STRATEGY	Units	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Slow Walk-through or Patrol Inspection-ME	Km	22.5	24.0	24.0	24.0	24.0	24.0	24.0	24.0	24.0	24.0	24.0
Flowline Replacement	No. of Lines-Tranches	1	2	3	3	3	2	2	2	2	2	2
Pipeline Cathodic Protection (On-Off)	No. of Pipelines	2	2	2	2	1	1	1	1	1	1	1
Cathodic Protection CIPS-DCVG	No. of Pipelines	0	1	1	0	0	0	0	0	0	0	0
Pipeline Cleaning Run	No. of Pipelines	1	1	0	0	0	0	1	1	1	1	1
Intelligent Pig Run/ERFV Trial	No. of Pipelines	0	0	0	0	0	0	0	0	0	0	0
Adjustments in Several Pipelines	No. of Pipelines	0	1	1	1	1	1	1	1	1	1	1

Flowline and Trunk Pipeline Maintenance and Replacement Plans will be delivered in June 2025

Information Delivery Date: June 2025